Exhibit 10.10

CONFIDENTIAL

SHAREHOLDERS AGREEMENT

dated as of

August 2, 2019

among

36KR HOLDINGS INC.

FOUNDER PARTIES

PARTIES LISTED ON SCHEDULE I

and

PARTIES LISTED ON SCHEDULE II

i

ii

SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) dated as of August 2, 2019 by and among:

(a)                                 36Kr Holdings Inc., an exempted company incorporated under the Laws of the Cayman Islands (the “Company”);

(b)                                 each of the companies listed on Schedule I;

(c)                                  Chengcheng Liu , a PRC citizen with the PRC ID number of 320911198811194339 (the “Founder”);

(d)                                 36Kr Heros Holding Limited, an exempted company incorporated under the Laws of the British Virgin Islands (the “Founder Holdco”);

(e)                                  Dagang Feng , a PRC citizen with the PRC ID number of 132801197810243614 (the “Co-Founder”, together with the Founder, the “Founders”);

(f)                                   Palopo Holding Limited, an exempted company incorporated under the Laws of the British Virgin Islands (the “Co-Founder Holdco”, together with the Founders and the Founder Holdco, the “Founder Parties”);

(g)                                  Each Person listed on Part I of Schedule II attached hereto (each, an “Ordinary Investor”, and collectively, the “Ordinary Investors”);

(h)                                 the Person listed on Part II of Schedule II attached hereto (the “Series A-1 Investor”);

(i)                                     the Person listed on Part III of Schedule II attached hereto (the “Series A-2 Investor”);

(j)                                    each Person listed on Part IV of Schedule II attached hereto (each a “Series B-1 Investor” and collectively, the “Series B-1 Investors”);

(k)                                 the Person listed on Part V of Schedule II attached hereto (the “Series B-2 Investor”);

(l)                                     each Person listed on Part VI of Schedule II attached hereto (each a “Series B-3 Investor” and collectively, the “Series B-3 Investors”);

(m)                             each Person listed on Part VII of Schedule II attached hereto (each a “Series B-4 Investor” and collectively, the “Series B-4 Investors”);

(n)                                 each Person listed on Part VIII of Schedule II attached hereto (each a “Series C-1 Investor” and collectively, the “Series C-1 Investors”);

(o)                                 the Person listed on Part IX of Schedule II attached hereto (the “Series C-2 Investor”); and

(p)                                 each Person who has joined or will join this Agreement by way of executing and delivering a joinder agreement in the form attached hereto as Exhibit A (each such Person, and together with the Ordinary Investors, the Series A-1 Investor, the Series A-2 Investor, the Series B-1 Investors, the Series B-2 Investor, the Series B-3 Investors, the Series B-4 Investors, the Series C-1 Investors and the Series C-2 Investor, the “Investors”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties desire to enter into this Agreement for the purposes of regulating the rights and obligations among them as well as the business and management of the Group Companies from the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions.  (a) As used in this Agreement, the following terms have the following meanings:

“Affiliate(s)” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person. With respect to any natural Person, each of the following Persons is such Person’s Affiliate(s) for purposes of this Agreement: (i) spouse; (ii) parents; (iii) children; (iv) siblings; (v) any other Person who is a lineal ascendant or descendant of such Person; and (vi) any other Person who is a relative of such Person and lives in the same house with such Person. Solely for the purposes of this Agreement, with respect to Ant Financial, “Affiliate(s)” shall also include Alibaba Group Holding Limited and its Affiliate(s).

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Ant Financial” means API (Hong Kong) Investment Limited and its permitted successors and assigns from time to time.

“Alternate Director” means a person appointed pursuant to Section 2.01(c) and designated as an alternate Director by the appointing Director.

“Beijing Jiuhe” means Beijing Jiuhe Yunqi Investment Center L.P. and its permitted successors and assigns from time to time.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks are required or authorized by law to be closed in the PRC, Hong Kong or the Cayman Islands.

“Charter Documents” means, with respect to a particular legal entity, the articles of incorporation, certificate of incorporation, formation or registration (including, if applicable, certificates of change of name), memorandum of association, articles of association, bylaws, articles of organization, limited liability company agreement, trust deed, trust instrument, operating agreement, joint venture agreement, business license, or similar or other constitutive, governing, or charter documents, or equivalent documents, of such entity.

“China Prosperity” means China Prosperity Capital Alpha Limited and its permitted successors and assigns from time to time.

“Chuangji” means M36 Investment Limited and its permitted successors and assigns from time to time.

“Company Competitor” means any Person, whose business and operations compete directly with the Company’s business.

“Company Securities” means the Equity Securities of the Company.

“Competitor(s)” means (i) Tencent Holdings Ltd. and its Subsidiaries, and any other Person in which Tencent Holdings Ltd. and its Subsidiaries beneficially own more than twenty percent (20%) of the equity interest, whether by contract, credit arrangement or otherwise, (ii) Baidu, Inc. and its Subsidiaries, and any other Person in which Baidu, Inc. and its Subsidiaries beneficially own more than twenty percent (20%) of the equity interest, whether by contract, credit arrangement or otherwise, (iii) JD.com, Inc. and its Subsidiaries, (iv) PING AN INSURANCE (GROUP) COMPANY OF CHINA, LTD. and its Subsidiaries. Ant Financial is entitled to update the list of Competitors once every twelve (12) months, provided that (i) the total number of Competitors shall not exceed four (4), and (ii) the updated list shall be approved by the Board.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, as trustee, personal representative or executive, by contract, credit arrangement or otherwise. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Control Documents” means the following contracts collectively: (i) the Exclusive Business Cooperation Agreement (独家业务合作协议) dated as of August 2, 2019, entered into by and between the WFOE and the Domestic Company, (ii) the Exclusive Call Option Agreement (独家购买权协议) dated as of August 2, 2019 entered into by and among the WFOE, the Domestic Company, and the shareholders of the Domestic Company, (iii) the Proxy Agreements (授权委托书) dated as of August 2, 2019 entered into by and among the WFOE, the Domestic Company, and the shareholders of the Domestic Company, and (iv) the Equity Pledge Agreement (股权质押协议) dated as of August 2, 2019 entered into by and among the WFOE, the Domestic Company, and the shareholders of the Domestic Company, or other similar Contracts, each as may be amended from time to time.

“Deemed Liquidation Event” means any of the following events: (i) any consolidation, amalgamation, scheme of arrangement or merger of the Company with or into any other Person or other reorganization in which the Shareholders immediately prior to such consolidation, amalgamation, merger, scheme of arrangement or reorganization own less than fifty percent (50%) of the surviving entity’s voting power in the aggregate immediately after such consolidation, merger, amalgamation, scheme of arrangement or reorganization; (ii) a sale, transfer, lease or other disposition of all or substantially all of the assets of the Group Companies; (iii) any exclusive and irrevocable licensing or sale of all or substantially all of the Group Companies’ intellectual property to a third party (except for the licensing or sale of the Group Companies’ intellectual property in the ordinary course of business); (iv) cessation of the current primary business lines of the Group Companies; (v) requisition or expropriation of any or all material assets of the Group Companies by any Governmental Authority, which causes a Material Adverse Effect; (vi) occurrence of material losses of any Group Company which makes it unable to continue the business; and (vii) occurrence of material losses of any Group Company due to force majeure which makes it unable to continue the business in the foreseeable future. For the avoidance of doubt, the reorganization of the Company for the purpose of an IPO shall not be considered a Deemed Liquidation Event.

“Director” means any director of the Company.

“Dividend Per Share” means, in the event that any dividend is declared in accordance with this Agreement, an amount obtained by dividing the total dividend declared by the number of then issued and outstanding Shares (on an as-converted basis) of the Company.

“Domestic Company” means Beijing Duoke Information Technology Co., Ltd. , a company incorporated under the Laws of the PRC.

“Equity Securities” means, with respect to any Person, any shares, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing, or any shares, awards, options, warrants, interests, rights under any equity appreciation, phantom equity, equity plans or similar plans or schemes with respect to such Person, and, with respect to the Company, shall include any Ordinary Shares, awards, options, warrants, interests, rights under the ESOP.

“ESOP” means any equity incentive, purchase or participation plan, employee stock option plan or similar plan of the Company approved and adopted in accordance with this Agreement.

“FINRA” means the Financial Industry Regulatory Authority.

“Form F-3” means Form F-3 promulgated by the SEC under the Securities Act or any substantially similar form then in effect.

“Group Company” means each of the Company, its Subsidiaries and the companies whose financial statements are consolidated with those of the Company (including, without limitation, the companies listed on Schedule I attached hereto), and “Group” refers to all of the Group Companies collectively.

“Governmental Authority” means any government of any nation, federation, province, state or locality or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the PRC or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Hong Kong” means the Hong Kong Special Administrative Region of the PRC.

“IFRS” means the International Financial Reporting Standards prepared by the International Accounting Standards Board, as amended from time to time.

“IPO” means a firm commitment underwritten public offering of the Ordinary Shares of the Company on the Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Stock Exchange, New York Stock Exchange or NASDAQ Stock Market or other internationally recognized stock exchange pursuant to an effective registration statement under the securities laws of the relevant jurisdiction, as approved by the Board and the meeting of the Shareholders in accordance with this Agreement and the Memorandum and Articles.

“Key Employee(s)” means the members of Company’s senior management holding, directly or indirectly, any Company Securities, and the employees holding a position of director (including the equal and similar ranks) or above in the Company or a position of general manager (including the equal and similar ranks) or above in any Subsidiary of the Company, including without limitation, each Person listed on Schedule III attached hereto and each such employee of the Company or any Subsidiary of the Company who becomes a key employee from time to time, each such Person, a Key Employee.

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Memorandum and Articles” means the Amended and Restated Memorandum and Articles of Association of the Company, as the same may be amended from time to time.

“Majority Shareholders” means the holders of more than fifty percent (50%) of the voting power of the outstanding Ordinary Shares, Series A-1 Preferred Shares, Series A-2 Preferred Shares, Series B-1 Preferred Shares, Series B-2 Preferred Shares, Series B-3 Preferred Shares, Series B-4 Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares (voting together as a single class and on an as converted basis).

“Material Adverse Effect” means any event, occurrence, fact, condition, change or development that, individually or together, has had, has or could reasonably be expected to have, a material adverse effect on (a) the business, properties, assets, operations, results of operations, financial condition, or liabilities (including, without limitation, contingent liabilities) of the Group taken as a whole, (b) the ability or qualification to carry on the business as now conducted or as proposed to be conducted of any Group Company, or (c) the performance of this Agreement, the Memorandum and Articles and the transaction contemplated hereunder and thereunder.

“Matrix” means Tembusu Limited and its permitted successors and assigns from time to time.

“Ordinary Shares” means the Company’s ordinary shares, par value US$0.0001 per share.

“Permitted Transfers” means (i) any Transfer of Company Securities by any Shareholder to a trust for the benefit of such Shareholder or its Affiliate(s), (ii) any Transfer of Company Securities by any Shareholder pursuant to or in furtherance of the ESOP, or (iii) any Transfer of the Series B-2 Preferred Shares by Themisclio Limited to Yongbai (Shanghai) Investment Holding Co., Ltd. , a company incorporated under the laws of the PRC, or its designated Person.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority.

“PRC” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and Taiwan.

“PRC GAAP” means the generally accepted accounting principles of the PRC, applied on a consistent basis.

“Preemptive Portion” means, with respect to a Preemptive Rightholder, a fraction, the numerator of which shall be the aggregate number of all Preferred Shares held by such Shareholder on an as-converted basis and the denominator of which shall be the total number of all Preferred Shares then outstanding held by all Preemptive Rightholders on an as-converted basis immediately prior to the issuance of the Company Securities specified in the Issuance Notice.

“Preemptive Rightholder” means each Preferred Investor.

“Preferred Majority” means the holders of more than fifty percent (50%) of the voting power of the outstanding Preferred Shares, voting as a single separate class on an as-converted basis.

“Preferred Investors” means, collectively, the Series A-1 Investor, the Series A-2 Investor, the Series B-1 Investors, the Series B-2 Investor, the Series B-3 Shares, the Series B-4 Investors, the Series C-1 Investors and the Series C-2 Investor.

“Preferred Shares” means, collectively, the Series A-1 Preferred Shares, the Series A-2 Preferred Shares, the Series B-1 Preferred Shares, the Series B-2 Preferred Shares, the Series B-3 Preferred Shares, the Series B-4 Preferred Shares, the Series C-1 Preferred Shares and the Series C-2 Preferred Shares.

“Public Offering” means a firm underwritten public offering of Registrable Securities or derivatives thereof and the listing of such securities for trading on a stock or investment exchange or other public market.

“Recapitalization” means any reorganization, restructuring, reclassification or other similar event by the Company of its capital structure.

“Redemption Event” means any of the following events: (i) the Company has not completed an IPO or a Trade Sale approved by the Investors in writing on or prior to December 31, 2022, (ii) the Control Documents are held to be invalid or unenforceable under Applicable Laws and the economic or legal substance of the Control Documents cannot be preserved by modification of the Control Documents, (iii) the Company, any holder of the Ordinary Shares (other than the Ordinary Investors) or the Co-Founder is in material breach of its obligations , covenants or undertakings under this Agreement, which is not waived in writing by the Preferred Investors, (iv) the representations and warranties of the Company, any holder of the Ordinary Shares (other than the Ordinary Investors) or the Co-Founder contain any material false or fraudulent statement, which causes a Material Adverse Effect, and (v) any holder of the Ordinary Shares (other than the Ordinary Investors) or the Co-Founder is in material violation of any Applicable Law or is subject to any criminal investigation, which causes a Material Adverse Effect.

“Registrable Securities” means, at any time, any Ordinary Shares (including Ordinary Shares issued or issuable upon the conversion of any Preferred Shares) and any securities issued or issuable in respect of such Ordinary Shares by way of conversion, exchange, stock dividend, split or combination, Recapitalization, merger, consolidation, other reorganization or otherwise until (i) a registration statement covering such shares has been declared effective by the SEC and such Ordinary Shares have been disposed of pursuant to such effective registration statement, (ii) such Ordinary Shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or (iii) such Ordinary Shares are otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such Ordinary Shares not bearing the legend required pursuant to this Agreement and such Ordinary Shares may be resold without subsequent registration under the Securities Act.

“Registration Expenses” means all expenses, other than all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and underwriters, and reasonable fees and disbursements for counsel for the selling Shareholders (but excluding underwriters’ discounts and commissions relating to shares sold by the Shareholders).

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“RMB” means Renminbi, the lawful currency of the PRC.

“SEC” means the Securities and Exchange Commission of United States.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Series A-1 Issue Date” means the date of the Series A-1 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series A-1 Issue Price” means US$0.0015 (which is converted from RMB0.0104 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series A-1 Preferred Shares.

“Series A-1 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to the Series A-1 Investor, a non-cumulative dividend equal to the higher of (i) the Series A-1 Issue Price X (1 + 8%)N, multiplied by the number of Series A-1 Preferred Share held by the Series A-1 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series A-1 Issue Date or the last date when a dividend was paid in full to the Series A-1 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series A-1 Preferred Share held by the Series A-1 Investor.

“Series A-1 Preferred Shares” means the Series A-1 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series A-2 Issue Date” means the date of the Series A-2 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series A-2 Issue Price” means US$0.0065 (which is converted from RMB0.0444 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series A-2 Preferred Shares.

“Series A-2 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to the Series A-2 Investor, a non-cumulative dividend equal to the higher of (i) the Series A-2 Issue Price X (1 + 8%)N, multiplied by the number of Series A-2 Preferred Share held by the Series A-2 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series A-2 Issue Date or the last date when a dividend was paid in full to the Series A-2 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series A-2 Preferred Share held by the Series A-2 Investor.

“Series A-2 Preferred Shares” means the Series A-2 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series B-1 Issue Date” means the date of the Series B-1 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series B-1 Issue Price” means US$0.1438 (which is converted from RMB0.9883 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series B-1 Preferred Shares.

“Series B-1 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to each Series B-1 Investor, a non-cumulative dividend equal to the higher of (i) the Series B-1 Issue Price X (1 + 8%)N, multiplied by the number of Series B-1 Preferred Share held by such Series B-1 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series B-1 Issue Date or the last date when a dividend was paid in full to such Series B-1 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series B-1 Preferred Share held by such Series B-1 Investor.

“Series B-1 Preferred Shares” means the Series B-1 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series B-2 Issue Date” means the date of the Series B-2 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series B-2 Issue Price” means US$0.3740 (which is converted from RMB2.5697 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series B-2 Preferred Shares.

“Series B-2 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to the Series B-2 Investor, a non-cumulative dividend equal to the higher of (i) the Series B-2 Issue Price X (1 + 8%)N, multiplied by the number of Series B-2 Preferred Share held by the Series B-2 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series B-2 Issue Date or the last date when a dividend was paid in full to the Series B-2 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series B-2 Preferred Share held by the Series B-2 Investor.

“Series B-2 Preferred Shares” means the Series B-2 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series B-3 Issue Date” means the date of the Series B-3 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series B-3 Issue Price” means US$0.2454 (which is converted from RMB1.6862 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series B-3 Preferred Shares.

“Series B-3 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to each Series B-3 Investor, a non-cumulative dividend equal to the higher of (i) the Series B-3 Issue Price X (1 + 8%)N, multiplied by the number of Series B-3 Preferred Share held by such Series B-3 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series B-3 Issue Date or the last date when a dividend was paid in full to such Series B-3 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series B-3 Preferred Share held by such Series B-3 Investor.

“Series B-3 Preferred Shares” means the Series B-3 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series B-4 Issue Date” means the date of the Series B-4 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series B-4 Issue Price” means US$0.4066 (which is converted from RMB2.7942 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series B-4 Preferred Shares.

“Series B-4 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to each Series B-4 Investor, a non-cumulative dividend equal to the higher of (i) the Series B-4 Issue Price X (1 + 8%)N, multiplied by the number of Series B-4 Preferred Share held by such Series B-4 Investor (where N is a fraction, the numerator of which is the number of calendar days between the Series B-4 Issue Date or the last date when a dividend was paid in full to such Series B-4 Investor (whichever is later) and the date on which the contemplated dividend is declared and the denominator of which is 365), and (ii) the Dividend Per Share, multiplied by the number of Series B-4 Preferred Share held by such Series B-4 Investor.

“Series B-4 Preferred Shares” means the Series B-4 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series C-1 Issue Date” means the date of the Series C-1 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series C-1 Issue Price” means US$0.2224 (which is converted from RMB1.5284 at a rate of RMB6.8716 to US$1.00, the mid-point exchange rate released by the People’s Bank of China on July 1, 2019), as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series C-1 Preferred Shares.

“Series C-1 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to each Series C-1 Investor, a non-cumulative dividend equal to (i) the Dividend Per Share, multiplied by (ii) the number of Series C-1 Preferred Share held by such Series C-1 Investor.

“Series C-1 Preferred Shares” means the Series C-1 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Series C-2 Issue Date” means the date of the Series C-2 Investor or its Affiliate(s) or its designee’s completion of its investment into the Company’s PRC predecessor.

“Series C-2 Issue Price” means US$0, as adjusted pursuant to the Memorandum and Articles for share splits, share dividends, combinations, Recapitalizations and similar events with respect to the Series C-2 Preferred Shares.

“Series C-2 Preference Dividend” means, in the event that any dividend is declared by the Board, with respect to the Series C-2 Investor, a non-cumulative dividend equal to (i) the Dividend Per Share, multiplied by (ii) the number of Series C-2 Preferred Share held by the Series C-2 Investor.

“Series C-2 Preferred Shares” means the Series C-2 Preferred Shares of US$0.0001 par value per share in the capital of the Company.

“Shares” means the Ordinary Shares and the Preferred Shares.

“Shareholder” means each shareholder of the Company.

“Statute” means the Companies Law of the Cayman Islands as amended and every statutory modification or re-enactment thereof for the time being in effect.

“Subsidiary” means, with respect to any Person, any other Person that is Controlled directly or indirectly by such Person.

“Tianhong” means Greentech Tianhong Investment Holding Limited and its permitted successors and assigns from time to time.

“Transfer” means, with respect to any Company Securities, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Company Securities or any participation or interest therein, whether directly or indirectly (including pursuant to a derivative transaction), or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation, or other transfer of such Company Securities or any participation or interest therein or any agreement or commitment to do any of the foregoing.

“Trade Sale” means any of the following transactions: (i) any consolidation, amalgamation, scheme of arrangement or merger of the Group Companies with or into any other Person or other reorganization in which the Shareholders immediately prior to such consolidation, amalgamation, merger, scheme of arrangement or reorganization own less than fifty percent (50%) of the surviving entity’s voting power or equity interest (on an as-converted basis) in the aggregate immediately after such consolidation, merger, amalgamation, scheme of arrangement or reorganization, or any transaction or series of related transactions pursuant to which in excess of fifty percent (50%) of the Company’s voting power or equity interest (on an as-converted basis) is transferred to a third party, (ii) a sale, transfer, lease or other disposition of all or substantially all of the assets of the Group Companies (or any series of related transactions resulting in such sale, transfer, lease or other disposition of all or substantially all of the assets of the Group Companies), or (iii) the exclusive licensing of all or substantially all of the Group Companies’ intellectual property to a third party.

“US$” means the lawful currency of the United States of America.

“WFOE” means Beijing Dake Information Technology Co., Ltd., a company incorporated under the Laws of the PRC.

“Yancheng Aiwei” means Neo TH Holdings Limited and Themisclio Limited, collectively, and their respective permitted successors and assigns from time to time.

(b)                                 Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
30-Day Option Period	Section 5.01(e)
Agreement	Preamble
Ant Financial Director	Section 2.01(a)
Company	Preamble
Confidential Information	Section 9.01(b)
Co-Founder	Preamble
Co-Founder Holdco	Preamble
Co-Sale Option Period	Section 5.02(a)
Co-Sale Rightholder	Section 5.02(a)
Demand Registration	Section 10.01(a)
Dispute	Section 11.05(a)
Drag-Along Sale	Section 5.04
Drag-Along Sellers	Section 5.04
Exercise Notice	Section 5.05(b)
Exercising Rightholder	Section 5.05(c)
Exercising Shareholder	Section 5.01(c)
Founder	Preamble
Founder Holdco	Preamble
HKIAC	Section 11.05(a)
HKIAC Rules	Section 11.05(a)
Inspectors	Section 10.03(g)
Investor Directors	Section 2.01(b)
Issuance Notice	Section 5.05(a)
Investor	Preamble
Liquidation Event	Section 8.01
Matrix and Chuangji Director	Section 2.01(a)
Maximum Offering Size	Section 10.01(e)
Ordinary Investors	Preamble
Offered Securities	Section 5.01(a)
Option Period	Section 5.01(b)
Piggyback Registration	Section 10.02(a)
Preemptive Option Period	Section 5.05(b)
Pro Rata Share	Section 5.01(b)
Proposed Transfer	Section 5.01(e)
Records	Section 10.03(g)
Redemption Holder	Section 6.01
Redemption Price	Section 6.01
Redemption Shares	Section 6.01
Registering Shareholders	Section 10.01(a)(ii)
Representatives	Section 9.01(b)
Requesting Shareholder	Section 10.01(a)
Rightholder	Section 5.01(a)
Second Notice	Section 5.01(c)
Second Option Period	Section 5.01(c)
Series A-1 Investor	Preamble
Series A-1 Preference Amount	Section 8.01
Series A-2 Investor	Preamble
Series A-2 Preference Amount	Section 8.01
Series B-1 Investors	Preamble
Series B-1 Preference Amount	Section 8.01
Series B-2 Investor	Preamble
Series B-2 Preference Amount	Section 8.01
Series B-3 Investors	Preamble
Series B-3 Preference Amount	Section 8.01
Series B-4 Investors	Preamble
Series B-4 Preference Amount	Section 8.01
Series C-1 Investors	Preamble
Series C-1 Preference Amount	Section 8.01
Series C-2 Investor	Preamble
Transferor	Section 5.01(a)
Transfer Notice	Section 5.01(a)
Transferring Securities	Section 5.01(e)

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any law include all rules and regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Law.

ARTICLE 2

CORPORATE GOVERNANCE

Section 2.01. Composition of the Board. (a) Subject to Section 11.11, the Company shall have, and each Party shall take all necessary actions to cause the Company to have, a Board consisting of up to five (5) Directors with the composition as follows: (i) the Co-Founder shall be entitled to designate, appoint, remove, replace and reappoint two (2) Directors; (ii) the Founder shall be entitled to designate, appoint, remove, replace and reappoint one (1) Director; (iii) Ant Financial shall be entitled to designate, appoint, remove, replace and reappoint one (1) Director (the “Ant Financial Director”); and (iv) Matrix and Chuangji, collectively, shall be entitled to designate, appoint, remove, replace and reappoint one (1) Director (the “Matrix and Chuangji Director”, together with the Ant Financial Director, the “Investor Directors”). The Founder and the Co-Founder shall be the co-chairmen of the Board so long as each of the Founder and Co-Founder serves as a Director.

(b)                                 Each Shareholder agrees that, if at any time it is then entitled to vote for the election of the Directors, it shall vote all of its Company Securities or execute proxies or written consents, as the case may be, and take all other necessary actions (including causing the Company to call a special meeting of members/shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01.

(c)                                  Each of the Directors may appoint an Alternate Director from time to time to act during his absence and such Alternate Director shall be entitled, while holding such office at such, to receive notices of meetings of the Board or any committee thereof (if the Director who has appointed the Alternate Director is a member of such committee), and attend and vote as a Director at any such meeting at which the appointing Director is not present and generally to exercise all the powers, rights, duties and authorities and to perform all functions of the appointing Director.

Section 2.02. Meetings. (a) The Board shall hold a regularly scheduled meeting at least once every calendar quarter. The Directors may participate in any meetings of the Board or any committee thereof through remote communication device where the participants can hear one another, and the Company shall at all times facilitate the participation of the Directors by teleconference or other remote communication device if such Persons are not physically present.

(b)                                 The Company shall pay all reasonable out-of-pocket expenses incurred by each Director in connection with attending regular and special meetings of the Board and any committee thereof, and any such meetings of the board of directors of any other Group Company and any committee thereof.

(c)                                  The Company agrees to give each Director (by mail or otherwise) notice and the agenda for each meeting of the Board or any committee thereof at least five (5) days prior to such meeting, or such shorter period as may be agreed to by such Director.

Section 2.03. Action by the Board. All meetings of the Board shall require a quorum of at least three (3) Directors, which shall at least include each of the Investor Directors. Each Director shall be entitled to one (1) vote.

Section 2.04. Board Committees. (a) The Board may create and terminate such committees as it may determine from time to time, including without limitation, (i) an audit committee, (ii) a compensation committee and (iii) a nominating and corporate governance committee.

(b)                                 The Board may delegate to its committees such powers as it may determine appropriate from time to time, subject always to revocation of such powers by the Board.

Section 2.05. Memorandum and Articles. Each Shareholder agrees to vote all of its Company Securities or execute proxies or written consents, as the case may be, and to take all other actions necessary, to ensure that the Memorandum and Articles (i) facilitate, and do not at any time conflict with, any provision of this Agreement, (ii) permit each Shareholder to receive the benefits to which each such Shareholder is entitled under this Agreement, and (iii) are filed and registered with the applicable Governmental Authority in accordance with all Applicable Laws.

Section 2.06. Matters Requiring Director Approval. Subject to the limitations provided by Applicable Law and in the Memorandum and Articles, the Company shall not directly or indirectly take, permit to occur, approve, authorize, or agree or commit to do any of the following without the written approval of a majority of the Directors then in office, which must include approval from each of the Investor Directors:

(i)                         adopt or amend any operational plan, investment plan, and annual business plan, including any change to the existing business scope, entry into any new lines of business or cessation of any existing lines of business, of any Group Company;

(ii)                        adopt any annual business plan, budget or final accounts of the Company or approve any expenditure exceeding the annual budget of the Company;

(iii)                        adopt, approve or amend any profit distribution or loss compensation policy of the Company;

(iv)                        adopt any substantive change to the accounting principles, standards, methods or policies of the Company in any material respect, or change the financial year of the Company;

(v)                          except for operations in the ordinary course of business of the Company in connection with joint product development and joint sale and marketing efforts, make any investment to another entity (other than a Group Company), acquire any assets, operations or businesses of another entity (other than a Group Company), enter into any partnership, profit sharing arrangement or joint venture with another entity (except for strategic alliances not involving any equity or equity-related investment), or establish any new branches or Subsidiaries of the Company, in each case in an amount exceeding RMB5,000,000 in one transaction or in an amount exceeding RMB20,000,000 in the aggregate in any financial year;

(vi)                           adopt plans to increase, reduce (by redemption, repurchase or otherwise) or cancel the authorized or issued share capital of any Group Company or otherwise change the equity structure of any Group Company;

(vii)                           adopt any amendment to or restate the Charter Documents of any Group Company (including the amendment thereof);

(viii)                             issue any securities of the Company other than Equity Securities, including the issuance of any debt securities;

(ix)                            approve any initial public offering of any Equity Securities of any Group Company, including determine the material terms and conditions of the initial public offering (including, without limitation, the type and number of Equity Securities to be listed, listing venue, stock exchange, timing, valuation, issue price, engagement of any underwriter or sponsor and offering conditions);

(x)                           adopt or approve any plans of merger, amalgamation, consolidation, spin-off, reorganization, restructuring, suspension or cease of operation, dissolution, liquidation, bankruptcy, change of organizational formation, change of control transaction or the sale, transfer, pledge, mortgage, license or other disposition of all or substantially all of the assets, business or interests, of any Group Company;

(xi)                            approve or amend any ESOP;

(xii)                           approve, extend or amend any transaction or agreement between the Company and a Shareholder, Director, officer, Key Employee(s) or related party of the Company, except for transactions or agreements pursuant to the ESOP or employment agreements;

(xiii)                           approve, extend or amend any grant of exclusivity rights to a third party by the Company;

(xiv)                          determine the scope of the senior management, appoint, replace, remove or determine the compensation of the chief executive officer, chief operating officer, general manager, financial manager and any other senior officer or member of the senior management of the Company, including any individual who receives a total compensation (including in-kind compensation and allowances) from any Group Company in excess of RMB1,000,000 (or its equivalent in another currency) per year;

(xv)                          elect, replace, or remove any of the co-chairman of the Board;

(xvi)                          commence, terminate or settle any legal proceedings or arbitrations in which the amount under dispute exceeds RMB5,000,000 or any legal proceedings, arbitrations or administrative proceedings that will materially and adversely affect the business of the Company;

(xvii)                           sell, pledge, mortgage, lease, license to any third party to operate or otherwise dispose of any asset outside the ordinary course of business, if the book value of such asset exceeds one percent (1%) of the total asset value of any Group Company, five percent (5%) of the net asset value of such Group Company, or such asset is critical to the ordinary course of business of such Group Company without which would cause a Material Adverse Effect on such Group Company;

(xviii)                            except for any debt or guarantee incurred or made in the ordinary course of business or in accordance with a duly approved annual budget, business plan or investment plan of any Group Company, incur any indebtedness or provide any guarantee by any Group Company over any indebtedness (including, without limitation, any indebtedness of any Shareholder, the Founder or the Co-Founder) in an amount exceeding RMB5,000,000 in one transaction or in an amount exceeding RMB20,000,000 in the aggregate in any financial year (including any issuance of debt securities);

(xix)                          except for any loan or advance made to a wholly-owned subsidiary of the Company or the Domestic Company, or in the ordinary course of business, make any loan or advance in an amount exceeding RMB5,000,000 in one transaction or in an amount exceeding RMB20,000,000 in the aggregate in any financial year;

(xx)                          purchase any real property;

(xxi)                          sell, transfer, license, pledge, encumber or otherwise dispose of any material intellectual property of any Group Company;

(xxii)                           except for any capital expenditure made in accordance with a duly approved annual budget, business plan or investment plan of the Company, incur any capital expenditure in excess of RMB1,000,000 in any single transaction or a series of related transactions;

(xxiii)                            designate or change the authorized signatories or seals of any bank account of the Company;

(xxiv)                           appoint, replace or remove of the external auditor of the Company; and

(xxv)                          enter into any material transaction between the Company and any related party of the Company, including the grant of any loans to officers, Directors or employees of the Company.

Section 2.07. Acts Requiring Approval of Certain Shareholders. Subject to Applicable Law and the Memorandum and Articles, the Company shall not directly or indirectly take, permit to occur, approve, authorize, or agree or commit to do any of the following without the prior written approval of the holders of the Preferred Shares representing at least two-thirds (2/3) of the voting power of the then outstanding Preferred Shares (voting together as a single class and on an as converted basis):

(i)                         increase, reduce or cancel any authorized or issued share capital of the Group Company, or otherwise change the equity structure of any Group Company;

(ii)                          amend, adopt or repeal any provision of the Charter Documents (including the amendment) of any Group Company;

(iii)                           approve any initial public offering of any Equity Securities of any Group Company (including the IPO), including determine the material terms and conditions of the initial public offering (including, without limitation, the type and number of Equity Securities to be listed, listing venue, timing, valuation, issue price, engagement of any underwriter and offering conditions);

(iv)                          create (by reclassification or otherwise), authorize or issue any Equity Securities, or create (by reclassification or otherwise), authorize or issue any new class or series of shares having rights, preferences or privileges senior to or on parity with any Preferred Share, of any Group Company;

(v)                       redeem or repurchase any Equity Securities of the Company or pay any dividend on such Equity Securities, except for the redemption or repurchase of any Equity Securities of the Company from employees, officers, directors, contractors, advisors or consultants of the Group Companies upon the termination of their employment or contractor relationship with the applicable Group Company (the price of such redemption or repurchase shall be the lower of (i) the fair market value or (ii) the original purchase or subscription price, to the extent permitted by Applicable Law);

(vi)                          adopt or approve any plans of merger, amalgamation, consolidation, spin-off, reorganization, restructuring, suspension or cease of operation, dissolution, liquidation, bankruptcy, change of organizational formation, change of control transaction or the sale, transfer, pledge, mortgage or other disposition of all or substantially all of the assets, business or interests (including the exclusive licensing of all or substantially all of the intellectual property) in a Deemed Liquidation Event, of any Group Company;

(vii)                         approve any amendment to the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, any Preferred Share, or approve any action that will result in the dilution of the Preferred Shares;

(viii)                         adopt, approve or amend any profit distribution or loss compensation policy of any Group Company; and

(ix)                        any other item as provided in this Agreement and the Memorandum and Articles which requires the prior written approval of the holders of the Preferred Shares representing at least two-thirds (2/3) of the voting power of the then outstanding Preferred Shares (voting together as a single class and on an as converted basis).

ARTICLE 3

INFORMATION RIGHTS

Section 3.01. Information Rights. Besides the information that shall be furnished under Applicable Laws, the Company shall furnish to each Preferred Investor:

(a)                                 within thirty (30) days prior to the end of each fiscal year, an annual consolidated budget (including the budget financial statements) and an annual business plan of the Company duly approved in accordance with Section 2.06 for the next fiscal year;

(b)                                 within ten (10) Business Days after the end of each month, an operational report for such month in the form required by the Board, which shall set forth the operating performance for such month and for the portion of the fiscal year then ended, including the cumulative difference from the applicable capital and operational budget;

(c)                                  within fifteen (15) days after the end of each month, (i) unaudited monthly financial statements (including consolidated and separate financial statements), which shall include a balance sheet, an income statement and a cash flow statement for such month and for the portion of the fiscal year then ended; and (ii) monthly financial statements prepared by the Company in accordance with IFRS based on its unaudited monthly financial statements in accordance with PRC GAAP;

(d)                                 within thirty (30) days after the end of each quarter, (i) unaudited quarterly financial statements (including consolidated and separate financial statements), which shall include a balance sheet, an income statement and a cash flow statement (including the cash balance) for such quarter and for the portion of the fiscal year then ended, and setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year as well as any other information required by the applicable Laws and the Board; (ii) an analysis of the Company’s operational development for the quarter ended and a forecast for the current and following quarters, prepared by the management of the Company and attached to such quarterly financial statements; and (iii) quarterly financial statements prepared by the Company in accordance with IFRS based on its unaudited quarterly financial statements in accordance with PRC GAAP;

(e)                                  within sixty (60) days after the end of each fiscal year, (i) audited annual financial statements (including consolidated and separate financial statements) for the Company, which shall include a balance sheet, an income statement and a cash flow statement (including the cash balance) and related notes thereto, and setting forth in each case in comparative form the figures for the previous fiscal year as well as any other information required by the applicable Laws and the Board; and (ii) annual financial statements in accordance with IFRS based on its audited annual financial statements in accordance with PRC GAAP, audited by PricewaterhouseCoopers, Ernst & Young, KPMG or Deloitte & Touche; and

(f)                                   other materials or information as reasonably requested by any Preferred Investor, within five (5) days upon receipt of such request.

All information furnished by the Company to the Preferred Investors shall be certified by the chief executive officer of the Company (and for the information referred to in above subsections (c), (d) and (e), also by the chief financial officer of the Company) as true, correct and not misleading.

Section 3.02. Failure to Deliver. In the event that the Company fails to deliver to any Preferred Investor the information specified in Section 3.01 within the prescribed period, and such Preferred Investor fails to receive such information within ten (10) Business Days after it submits a written request to the Company for such information, then such Preferred Investor shall be entitled to request the Company’s auditor, or an accounting firm designated by such Preferred Investor if the Company’s auditor fails to consent to such request within seven (7) Business Days, to prepare and deliver such information at the expense of the Company. The Co-Founder and other holders of Ordinary Shares (other than the Ordinary Investors) shall cause the Company to promptly provide any information as may be requested by the Company’s auditor or the designated accounting firm to prepare such information.

ARTICLE 4

RESTRICTIONS ON TRANSFER

Section 4.01. Specific Restrictions on Transfer. (a) Without the prior written consent of each Preferred Investor (for so long as such Preferred Investor owns any Company Securities), the holders of the Ordinary Shares (except for the Ordinary Investors) shall not Transfer, directly or indirectly, any Equity Securities of any Group Company, except for any Permitted Transfer.

(b)                                 Without the prior written consent of the Board, and notwithstanding any other provision herein, no Shareholders shall Transfer any Company Securities to any Company Competitor.

Section 4.02. New Issuances and Transfers to Competitors. (a) No Group Company shall, directly or indirectly, issue or sell any Equity Securities of any Group Company to any Competitor without the prior written consent of Ant Financial, and (b) subject to Section 5.01(e), no Shareholder (other than Ant Financial) shall Transfer any or all of its Company Securities to any Competitor, without the prior written consent of Ant Financial. Notwithstanding prong (b) of the previous sentence, if Ant Financial does not consent to such Transfer and not exercise the right of first refusal in accordance with Section 5.01(e), each of the Series A-1 Investor, the Series A-2 Investor, Chuangji, Yancheng Aiwei, the Series C-1 Investors and the Series C-2 Investor may, individually or collectively, Transfer its Company Securities to any Competitor only if the following conditions are satisfied: (i) the aggregate Company Securities thus Transferred to such Competitor shall not exceed ten percent (10%) of the total outstanding Shares of the Company (calculated on a fully diluted and an as-converted basis), and (ii) following such Transfer, no Competitor shall be entitled to any veto right over any of the material matters of any Group Company, or to appoint any director of any Group Company.

ARTICLE 5

RIGHT OF FIRST REFUSAL; CO-SALE RIGHTS; DRAG-ALONG RIGHTS; PREEMPTIVE RIGHTS

Section 5.01. Right of First Refusal. (a) Subject to Section 4.01, Section 4.02, Section 5.01(e) and Section 5.04, except for any Permitted Transfer, if any holder of Ordinary Shares (other than the Ordinary Investors) (a “Transferor”) proposes to Transfer any or all of its Company Securities to one or more Persons other than the Shareholders, the Transferor shall give the Company and all the Preferred Investors (each such Preferred Investor, a “Rightholder”) a written notice of the Transferor’s intention to make the Transfer (the “Transfer Notice”), which shall include (i) a description of the Company Securities to be transferred (the “Offered Securities”), (ii) the identity and address of the prospective transferee and (iii) the consideration and other material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that the Transferor has received a definitive offer from the prospective transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreements relating to the proposed Transfer.

(b)                                 Each Rightholder shall have an option for a period of ten (10) Business Days following receipt of the Transfer Notice (the “Option Period”) to elect to purchase all or any portion of its respective Pro Rata Share of the Offered Securities at the same price and subject to the same terms and conditions as described in the Transfer Notice, by notifying the Transferor and the Company in writing before expiration of the Option Period as to the number of such Offered Securities that it wishes to purchase. For purpose of this Section 5.01, the Rightholder’s “Pro Rata Share” of such Offered Securities shall be equal to the product of (i) the total number of such Offered Securities, multiplied by (ii) a fraction, the numerator of which shall be the aggregate number of Ordinary Shares held by such Rightholder on the date of the Transfer Notice (including all Preferred Shares held by such Rightholder on an as-converted basis) and the denominator of which shall be the total number of Ordinary Shares held by all Rightholders on such date (including all Preferred Shares held by such Rightholders on an as-converted basis).

(c)                                  If any Rightholder fails to exercise its right to purchase its full Pro Rata Share of such Offered Securities, the Company shall deliver a written notice thereof (the “Second Notice”), within two (2) Business Days after the expiration of the Option Period, to the Transferor and to each Rightholder that elected to purchase its entire Pro Rata Share of the Offered Securities (an “Exercising Shareholder”). The Exercising Shareholders shall have a right of re-allotment, and may exercise an additional right to purchase such unpurchased Offered Securities by notifying the Transferor and the Company in writing within ten (10) Business Days after receipt of the Second Notice (the “Second Option Period”); provided that if the Exercising Shareholders desire to purchase in aggregate more than the number of such unpurchased Offered Securities, then such unpurchased Offered Securities will be allocated to the extent necessary among the Exercising Shareholders in accordance with their relative Pro Rata Shares.

(d)                                 If any Rightholder gives the Transferor and the Company notice that it desires to purchase Offered Securities, payment for the Offered Securities to be purchased shall be made by wire transfer in immediately available funds of the appropriate currency, against delivery of such Offered Securities to be purchased, remotely via the exchange of documents and signatures on or prior to the 30th day after expiration of the Option Period, or at another time as agreed by the Transferor, the Company and all Exercising Shareholders. The Company will update its register of members upon the consummation of any such Transfer.

(e)                                  Right of First Refusal of Ant Financial. Subject to Section 4.01, Section 4.02, if any Shareholder (other than Ant Financial) proposes to Transfer (the “Proposed Transfer”) any or all of its Company Securities to any Competitor, then before any Rightholder may invoke its applicable right of first refusal pursuant to Sections 5.01(a) to (d) or co-sale right pursuant to Section 5.02, such proposed transferor shall give Ant Financial a written transfer notice, which shall include (i) its intention to make the Proposed Transfer, (ii) a description of the Company Securities to be transferred (the “Transferring Securities”), including the number of such Company Securities, the proposed consideration and other key terms and conditions upon which the Proposed Transfer is to be made. Ant Financial shall, within thirty (30) days (the “30-Day Option Period”) following receipt of such transfer notice, deliver a written notice to such transferor of its election: (x) Ant Financial does not consent to the Proposed Transfer, (y) Ant Financial elects to exercise its right of first refusal to purchase all of the Transferring Securities at the same price and subject to the same terms and conditions as described in the transfer notice, or (z) Ant Financial consents to the Proposed Transfer without exercising its right of first refusal under this Section 5.01(e). If Ant Financial fails to give a written notice within the 30-Day Option Period in accordance with the foregoing, then the foregoing sub-clause (x) shall be deemed to be elected by Ant Financial. In the case of the foregoing sub-clause (x), Ant Financial shall not be obliged to purchase the Transferring Securities. In the case of the foregoing sub-clause (y), the written notice of Ant Financial shall constitute a binding agreement to purchase, at the price and on the terms specified in the transfer notice, all of the Transferring Securities specified in the transfer notice and such Transfer shall be consummated within thirty (30) days upon the expiration of the 30- Day Option Period. For the avoidance of doubt, in the case of the foregoing sub-clause(z) Ant Financial consents to the Proposed Transfer without exercising its right of first refusal under this Section 5.01(e), then other Shareholders are entitled to the right of first refusal under this Section 5.01.

Section 5.02. Co-Sale Rights. (a) To the extent that the Rightholders do not exercise their right of first refusals in full as to the Offered Securities proposed to be Transferred by the Transferor to the prospective transferee identified in the Transfer Notice pursuant to Section 5.01, the Rightholders (each, a “Co-Sale Rightholder”) shall have the right to participate in such sale to the prospective transferee identified in the Transfer Notice on the same terms and conditions as specified in the Transfer Notice by notifying the Transferor in writing within ten (10) Business Days after expiration the Option Period, or the Second Option Period, as the case may be (the “Co-Sale Option Period”).

(b)                                 The maximum number of Company Securities that each Co-Sale Rightholder may elect to sell shall be equal to the product of (i) the aggregate number of Offered Securities after any Transfer made pursuant to Section 5.01, multiplied by (ii) a fraction, the numerator of which shall be the number of Ordinary Shares owned by such Co-Sale Rightholder (including all Preferred Shares held by such Co-Sale Rightholder on an as-converted basis) and the denominator of which shall be the total number of Ordinary Shares held by the Transferor and all participating Co-Sale Rightholders immediately prior to the proposed Transfer (including all Preferred Shares held by such Shareholders on an as-converted basis).

(c)                                  Each Co-Sale Rightholder shall effect its participation in the sale by promptly delivering to the Transferor for Transfer to the prospective transferee, before the applicable closing, one or more certificates, which represent the type and number of Company Securities which the Co-Sale Rightholder elects to sell.

(d)                                 The share certificate or certificates that each Co-Sale Rightholder delivers to the Transferor pursuant to Section 5.02(c) shall be submitted to the Company for cancellation and the Company shall, upon the consummation of the sale of the Company Securities, issue a new certificate to each Co-Sale Rightholder for the remaining balance. The Transferor shall concurrently therewith remit to each Co-Sale Rightholder that portion of the sale proceeds to which the Co-Sale Rightholder is entitled by reason of its participation in such Transfer. The Company shall update its register of members upon consummation of such Transfer.

(e)                                  To the extent that (x) any prospective purchaser prohibits the participation by any Co-Sale Rightholder exercising its co-sale rights hereunder in a proposed Transfer or otherwise refuses to purchase Company Securities from such Co-Sale Rightholder, or (y) such prospective purchaser fails to consummate the purchase of the Company Securities from such Co-Sale Rightholder prior to, or simultaneously with, the consummation of the Transfer of the Offered Securities, then the Transferor shall not sell to such prospective purchaser any Company Securities unless and until, prior to, or simultaneously with, such sale, the Transferor shall purchase from the Co-Sale Rightholder such Company Securities that the Co-Sale Rightholder would otherwise be entitled to sell to the prospective purchaser pursuant to its co-sale rights for the same consideration and subject to the terms and conditions as the proposed Transfer specified in the Transfer Notice.

Section 5.03. Non-Exercise of Rights. Subject to the provisions of Section 5.02, to the extent that the Rightholders do not elect to purchase all of the Offered Securities in accordance with Section 5.01, the Transferor shall have two (2) months after the latest of the expiration of the Option Period, the Second Option Period and the Co-Sale Option Period to consummate the Transfer of the Offered Securities not purchased by the Rightholders pursuant to Section 5.01 to the prospective transferee identified in the Transfer Notice on the same terms and conditions specified in the Transfer Notice. In the event that such Transfer has not consummated within such two-month period, the Transferor shall not thereafter Transfer any Company Securities without first applying the procedures provided in Section 5.01 and Section 5.02.

Section 5.04. Drag-along Rights. If the Majority Shareholders (including a Preferred Majority and each of Ant Financial, Chuangji, the Founder and the Co-Founder) (the “Drag-Along Sellers”) approve a bona fide offer from any third party (other than the Preferred Investors or their respective Affiliate(s)) to enter into a Deemed Liquidation Event of the Company (a “Drag-Along Sale”), then each other Shareholder shall, if so requested by the Drag-Along Sellers, (i) vote all of its Company Securities, or execute a written consent, in favor of the Drag-Along Sale, (ii) Transfer all or any portion of its Company Securities at the same price and on the same terms as the Drag-Along Sellers to consummate the Drag-Along Sale, and (iii) otherwise take all other actions necessary or desirable to consummate the Drag-Along Sale; provided that, any Transfer of the Company Securities pursuant to this Section 5.04 shall not be subject to the restrictions provided under Section 4.01, Section 5.01, Section 5.02, and Section 5.03.

Section 5.05. Preemptive Rights. (a) The Company shall give each Preemptive Rightholder notice (an “Issuance Notice”) of any proposed issuance by the Company of any Company Securities at least 10 days prior to the proposed issuance date. The Issuance Notice shall specify the price at which such Company Securities are to be issued and the other material terms of the issuance. Subject to Section 5.05(g) below, each Preemptive Rightholder shall be entitled to purchase up to its Preemptive Portion of the Company Securities proposed to be issued, at the price and on the terms specified in the Issuance Notice.

(b)                                 Each Preemptive Rightholder who desires to purchase any or all of its Preemptive Portion of the Company Securities specified in the Issuance Notice shall deliver notice to the Company (each, an “Exercise Notice”) of its election to purchase such Company Securities within ten (10) Business Days of receipt of the Issuance Notice (the “Preemptive Option Period”). The Exercise Notice shall specify the number (or amount) of Company Securities to be purchased by such Preemptive Rightholder and shall constitute exercise by such Preemptive Rightholder of its rights under this Section 5.05 and a binding agreement of it to purchase, at the price and on the terms specified in the Issuance Notice, the number (or amount) of Company Securities specified in the Exercise Notice. If, at the termination of the Preemptive Option Period, any Preemptive Rightholder shall not have delivered an Exercise Notice to the Company, such Preemptive Rightholder shall be deemed to have waived all of its rights under this Section 5.05 with respect to the purchase of such Company Securities.

(c)                                  If any Preemptive Rightholder declines or fails to exercise its right to subscribe for its Preemptive Portion of the Company Securities proposed to be issued in full in accordance with Section 5.05(b) and there is at least one Preemptive Rightholder who has fully exercised its right of participation (the “Exercising Rightholder”), the Company shall promptly give notice thereof to each Exercising Rightholder. The Exercising Rightholders shall have a right of over-allotment, and may exercise an additional right to subscribe such unsubscribed Company Securities by notifying the Company in writing within ten (10) Business Days after receipt of notice; provided that if the Exercising Rightholders desire to subscribe in aggregate more than the number of such unsubscribed Company Securities, then such unsubscribed Company Securities will be allocated to the extent necessary among the Exercising Rightholders in accordance with their relative pro rata ownership of Shares on an as-converted basis.

(d)                                 The Company shall have one hundred and twenty (120) days from the date of the Issuance Notice to consummate the proposed issuance of any or all of such Company Securities that the Preemptive Rightholders have not elected to purchase pursuant to this Section 5.05 at the price and upon terms that are not materially less favorable to the Company than those specified in the Issuance Notice; provided that, if such issuance is subject to regulatory approval, such 120-day period shall be extended until the expiration of five (5) Business Days after all such approvals have been received, but in no event later than one hundred and eighty (180) days from the date of the Issuance Notice. If the Company proposes to issue any such Company Securities after such 120- day (or 180-day) period, it shall again comply with the procedures set forth in this Section 5.05.

(e)                                  At the consummation of the issuance of such Company Securities, the Company shall deliver a copy of its register of members updated to reflect such issuance and issue certificates representing the Company Securities purchased by each Preemptive Rightholder exercising preemptive rights pursuant to this Section 5.05, against payment by such Shareholder of the purchase price for such Company Securities in accordance with the terms and conditions as specified in the Issuance Notice.

(f)                                   Each Preemptive Rightholder may elect to delegate its preemptive right to one or more of its Affiliate(s), provided that each of such Affiliate(s) shall meet the prerequisites and qualifications to become a Shareholder of the Company, and execute and deliver a joinder agreement to be bound by this Agreement in the form of Exhibit A attached hereto.

(g)                                  Notwithstanding the foregoing, no Preemptive Rightholder shall be entitled to purchase Company Securities as contemplated by this Section 5.05 in connection with issuances of (i) Company Securities (as appropriately adjusted for share subdivision, share dividends, combination, Recapitalizations and similar events) issued (or issuable pursuant to such Company Securities) to the Group Companies’ employees, officers, directors, consultants or any other Persons qualified pursuant to the ESOP of the Company as duly adopted, (ii) Company Securities issued or issuable pursuant to a pro rata share subdivision, share dividend, combination, Recapitalization or other similar transaction of the Company, in each case, as duly approved, (iii) Ordinary Shares issued upon the conversion of Preferred Shares, (iv) Company Securities issued in connection with the exercise of the right under any convertible securities, provided that the issuance of such convertible securities has been duly approved, (iv) Company Securities issued pursuant to an IPO and (v) Company Securities issued in connection with any bona fide, arm’s-length direct or indirect merger, consolidation, asset acquisition or similar transaction where the Company proposes to acquire substantially all of the assets of, or more than fifty percent (50%) of equity interest or voting power in, the target entity.

ARTICLE 6

REDEMPTION RIGHTS

Section 6.01. Redemption. Upon and after the occurrence of any Redemption Event, any Preferred Investor (other than the Series A-1 Investor) (each, a “Redemption Holder”) may, within sixty (60) days after such Redemption Event becomes known (or should reasonably become known) to such Redemption Holder, serve a written notice (the “Redemption Notice”) to the Company and the Co-Founder to request the redemption of all or part of their Preferred Shares (the “Redemption Shares”). Upon receipt of an Redemption Notice, the Company and the Co-Founder shall redeem the Redemption Shares and make payment to each Redemption Holder within ninety (90) days following the receipt of the Redemption Notice an amount on a per share basis calculated as follows (each, the “Redemption Price”):

(i)                         with respect to each Series C-1 Preferred Share, the sum of (a) the Series C-1 Issue Price X (1 + 10%)N, plus (b) any declared but unpaid dividends on a Series C-1 Preferred Share (where N is a fraction, the numerator of which is the number of calendar days between the Series C-1 Issue Date and the date on which such Series C-1 Preferred Shares are redeemed and the denominator of which is 365);

(ii)                        with respect to each Series B-4 Preferred Share, the sum of (a) 120% of the Series B-4 Issue Price or the fair market value of such Share (whichever is higher), plus (b) any declared but unpaid dividends on a Series B-4 Preferred Share;

(iii)                           with respect to each Series B-3 Preferred Share, the sum of (a) 120% of the Series B-3 Issue Price or the fair market value of such Share (whichever is higher), plus (b) any declared but unpaid dividends on a Series B-3 Preferred Share;

(iv)                          with respect to each Series B-2 Preferred Share, the sum of (a) 120% of the Series B-2 Issue Price or the fair market value of such Share (whichever is higher), plus (b) any declared but unpaid dividends on a Series B-2 Preferred Share;

(v)                       with respect to each Series B-1 Preferred Share, the sum of (a) 120% of the Series B-1 Issue Price or the fair market value of such Share (whichever is higher), plus (b) any declared but unpaid dividends on a Series B-1 Preferred Share;

(vi)                          with respect to each Series A-2 Preferred Share, the sum of 300% of the Series A-2 Issue Price of such Share, plus (b) any declared but unpaid dividends on a Series A-2 Preferred Share.

Section 6.02. Redemption Waterfall. Subject to Applicable Laws, the Company and the Co-Founder shall, jointly and severally, effect the redemption and make payment of the Redemption Price to each Redemption Holder in the following sequence and priority:

(i)                         before any redemption of any Series A-2 Preferred Shares, any Series B-1 Preferred Shares, any Series B-2 Preferred Shares, any Series B-3 Preferred Shares and any Series B-4 Preferred Shares, redeem each Series C-1 Preferred Share requested to be redeemed on a pari passu basis (in the event that there are insufficient funds to permit the payment of all Redemption Price to each Redemption Holder of the Series C-1 Preferred Shares, the available funds shall be allocated ratably among such Redemption Holders in proportion to the Redemption Price entitled by each such Redemption Holder);

(ii)                        after redemption in full of the Series C-1 Preferred Shares and before any redemption of any Series A-2 Preferred Shares, any Series B-2 Preferred Shares, any Series B-3 Preferred Shares and any Series B-4 Preferred Shares, redeem each Series B-1 Preferred Share requested to be redeemed on a pari passu basis (in the event that there are insufficient funds to permit the payment of all Redemption Price to each Redemption Holder of the Series B-1 Preferred Shares, the available funds shall be allocated ratably among such Redemption Holders in proportion to the Redemption Price entitled by each such Redemption Holder);

(iii)                           after redemption in full of the Series C-1 Preferred Shares and the Series B-1 Preferred Shares and before any redemption of any Series A-2 Preferred Shares, redeem each Series B-2 Preferred Share, each Series B-3 Preferred Share and each Series B-4 Preferred Share requested to be redeemed on a pari passu basis (in the event that there are insufficient funds to permit the payment of all Redemption Price to each Redemption Holder of Series B-4 Preferred Shares, Series B-3 Preferred Shares and Series B-2 Preferred Shares, the available funds shall be allocated ratably among such Redemption Holders in proportion to the Redemption Price entitled by each such Redemption Holder);

(iv)                          after redemption in full of the Series C-1 Preferred Shares, the Series B-1 Preferred Shares, the Series B-2 Preferred Shares, the Series B-3 Preferred Shares and the Series B-4 Preferred Shares, redeem each Series A-2 Preferred Share requested to be redeemed.

Section 6.03. Insufficient Funds. If the Company and the Co-Founder fail to make full payment of the Redemption Price within ninety (90) days following the receipt of the Redemption Notice, the amount of any shortfall shall be subject to a daily interest accumulated at a rate of 0.05%. In the event that the Company and the Co-Founder fail to make full payment of the Redemption Price within one hundred and twenty (120) days following the receipt of the Redemption Notice, any Redemption Holder shall be entitled to require the dissolution and liquidation of the Company in accordance with Article 8 of this Agreement and the procedures as set forth in the Memorandum and Articles.

Section 6.04. Limited Liability. Notwithstanding anything to the contrary, the Co-Founder’s obligations under this Article 6 shall be limited to the financial value of the Company Securities directly or indirectly held by the Co-Founder. The Co-Founder shall not be obligated to make any payment under this Article 6 in an amount exceeding the financial value of the Company Securities directly or indirectly held by the Co-Founder.

ARTICLE 7

DIVIDEND RIGHTS

Section 7.01. Dividend Rights. The Parties acknowledge and agree that, subject to the requisite approvals set forth under Section 2.06 and Section 2.07, the Shareholders shall be entitled to receive, when and if declared by the Board, non-cumulative dividends.

Section 7.02. Preference. In the event any dividend is declared, such dividend shall be distributed to the Shareholders in the following sequence and priority:

(a)                                 Each Series C-1 Investor and the Series C-2 Investor shall be entitled to receive the Series C-1 Preference Dividend and the Series C-2 Preference Dividend (as applicable) prior and in preference to, and satisfied before, any dividend on the Series B-4 Preferred Shares, the Series B-3 Preferred Shares, the Series B-2 Preferred Shares, the Series B-1 Preferred Shares, the Series A-2 Preferred Shares, the Series A-1 Preferred Shares and the Ordinary Shares. If the dividend declared is insufficient to permit the payment in full of the Series C-1 Preference Dividend and the Series C-2 Preference Dividend, then the dividend declared shall be distributed ratably among the Series C-1 Investors and the Series C-2 Investor in proportion to the Series C-1 Preference Dividend and the Series C-2 Preference Dividend (as applicable) each such Investor is entitled to receive.

(b)                                 Each Series B-1 Investor shall be entitled to receive the Series B-1 Preference Dividend prior and in preference to, and satisfied before, any dividend on the Series B-4 Preferred Shares, the Series B-3 Preferred Shares, the Series B-2 Preferred Shares, the Series A-2 Preferred Shares, the Series A-1 Preferred Shares and the Ordinary Shares. If the dividend remaining after the payment in full of the Series C-1 Preference Dividend and the Series C-2 Preference Dividend is insufficient to permit the payment in full of the Series B-1 Preference Dividend, then the remaining dividend shall be distributed ratably among the Series B-1 Investors in proportion to the Series B-1 Preference Dividend each such Investor is entitled to receive.

(c)                                  Each Series B-4 Preferred Investor, each Series B-3 Preferred Investor and the Series B-2 Preferred Investor shall be entitled to receive the Series B-4 Preference Dividend, the Series B-3 Preference Dividend and the Series B-2 Preference Dividend (as applicable) prior and in preference to, and satisfied before, any dividend on the Series A-2 Preferred Shares, the Series A-1 Preferred Shares and the Ordinary Shares. If the dividend remaining after the payment in full of the Series C-1 Preference Dividend, the Series C-2 Preference Dividend and the Series B-1 Preference Dividend is insufficient to permit the payment in full of the Series B-4 Preference Dividend, the Series B-3 Preference Dividend and the Series B-2 Preference Dividend, then the remaining dividend shall be distributed ratably among the Series B-4 Investors, the Series B-3 Investors and the Series B-2 Investor in proportion to the Series B-4 Preference Dividend, the Series B-3 Preference Dividend and the Series B-2 Preference Dividend (as applicable) each such Investor is entitled to receive.

(d)                                 The Series A-2 Preferred Investor and the Series A-1 Preferred Investor shall be entitled to receive the Series A-2 Preference Dividend and the Series A-1 Preference Dividend (as applicable) prior and in preference to, and satisfied before, any dividend on the Ordinary Shares. If the dividend remaining after the payment in full of the Series C-1 Preference Dividend, the Series C-2 Preference Dividend, the Series B-1 Preference Dividend, the Series B-4 Preference Dividend, the Series B-3 Preference Dividend and the Series B-2 Preference Dividend is insufficient to permit the payment of in full of the Series A-2 Preference Dividend and the Series A-1 Preference Dividend, then the remaining dividend shall be distributed ratably among the Series A-2 Investor and the Series A-1 Investor in proportion to the Series A-2 Preference Dividend and the Series A-1 Preference Dividend (as applicable) each such Investor is entitled to receive.

(e)                                  No dividend shall be paid on the Ordinary Shares at any time unless and until all dividends on the Preferred Shares have been paid in full pursuant to the foregoing clauses of this Section 7.02. If there is any dividend declared remains after the dividends on the Preferred Shares have been distributed or paid in full pursuant to the foregoing clauses of this Section 7.02, the remaining dividend available for distribution to the Shareholders shall be distributed ratably among all Shareholders according to the relative number of Shares held by such Shareholder on an as-converted basis. For the avoidance of doubt, no dividend shall be distributed to any Shareholder unless and until they are approved in accordance with Section 2.06 and Section 2.07.

ARTICLE 8

LIQUIDATION

Section 8.01. Liquidation Preferences. Subject to any Applicable Law, in the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the “Liquidation Event”), or upon the occurrence of any Deemed Liquidation Event, all assets and funds of the Company legally available for distribution to the Shareholders shall be distributed to the Shareholders in the following sequence and priority:

(a)                                 The Series C-1 Preferred Investors shall be entitled to receive for each Series C-1 Preferred Share held by such Investors, on parity with each other and prior and in preference to the distribution of any assets or funds of the Company to the other Shareholders, the amount equal to the higher of (x) such portion of the assets and funds of the Company as each Share (on an as-converted basis) is entitled to on a pro-rata basis, and (y) the Series C-1 Issue Price X (1 + 12%)N, plus all declared but unpaid dividends on such Series C-1 Preferred Share (where N is a fraction, the numerator of which is the number of calendar days between the Series C-1 Issue Date and the date on which such distribution is made and the denominator of which is 365) (collectively, the “Series C-1 Preference Amount”).

If the assets and funds of the Company thus distributed shall be insufficient to permit the payment in full of the Series C-1 Preference Amount, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the Series C-1 Preferred Investors in proportion to the aggregate Series C-1 Preference Amount each such Investor is otherwise entitled to receive pursuant to this Section 8.01(a).

(b)                                 After the payment in full of the Series C-1 Preference Amount pursuant to Section 8.01(a) above, the Series B-1 Preferred Investors shall be entitled to receive for each Series B-1 Preferred Share held by such Investors, on parity with each other and prior and in preference to the distribution of any assets or funds of the Company to the Series B- 4 Preferred Investors, the Series B-3 Preferred Investors, the Series B-2 Preferred Investor, the Series A-2 Preferred Investor, the Series A-1 Preferred Investor and the holders of the Ordinary Shares, the amount equal to 100% of the Series B-1 Issue Price, plus all declared but unpaid dividends on such Series B-1 Preferred Share (collectively, the “Series B-1 Preference Amount”).

If the assets and funds of the Company thus distributed shall be insufficient to permit the payment in full of the Series B-1 Preference Amount, then the entire assets and funds of the Company legally available for distribution to the Series B-1 Preferred Investors shall be distributed ratably among the Series B-1 Preferred Investors in proportion to the aggregate Series B-1 Preference Amount each such Investor is otherwise entitled to receive pursuant to this Section 8.01(b).

(c)                                  After the payment in full of the Series B-1 Preference Amount pursuant to Section 8.01(b) above, the Series B-4 Preferred Investors, the Series B-3 Preferred Investors and the Series B-2 Preferred Investor shall be entitled to receive for each Series B-4 Preferred Share, each Series B-3 Preferred Share and each Series B-2 Preferred Share (as applicable) held by such Investors, on parity with each other and prior and in preference to the distribution of any assets or funds of the Company to the Series A-2 Preferred Investor, the Series A-1 Preferred Investor and the holders of the Ordinary Shares, the amount equal to:

(i)                         with respect to each Series B-4 Preferred Share, 100% of the Series B-4 Issue Price, plus all declared but unpaid dividends on such Series B-4 Preferred Share (collectively, the “Series B-4 Preference Amount”),

(ii)                        with respect to each Series B-3 Preferred Share, 100% of the Series B-3 Issue Price, plus all declared but unpaid dividends on such Series B-3 Preferred Share (collectively, the “Series B-3 Preference Amount”), and

(iii)                           with respect to each Series B-2 Preferred Share, 100% of the Series B-2 Issue Price, plus all declared but unpaid dividends on such Series B-2 Preferred Share (collectively, the “Series B-2 Preference Amount”).

If the assets and funds thus distributed shall be insufficient to permit the payment in full of the Series B-4 Preference Amount, the Series B-3 Preference Amount and the Series B-2 Preference Amount, then the entire assets and funds of the Company legally available for distribution to the Series B-4 Preferred Investors, the Series B-3 Preferred Investors and the Series B-2 Preferred Investor shall be distributed ratably among such Investors in proportion to the aggregate Series B-4 Preference Amount, the aggregate Series B-3 Preference Amount and the aggregate Series B-2 Preference Amount (as applicable) each such Investor is otherwise entitled to receive pursuant to this Section 8.01(c).

(d)                                 After the payment in full of the Series B-4 Preference Amount, the Series B-3 Preference Amount and the Series B-2 Preference Amount pursuant to Section 8.01(c) above, the Series A-2 Preferred Investor shall be entitled to receive for each Series A-2 Preferred Share held by such Investor, prior and in preference to any distribution of any assets or funds of the Company to the Series A-1 Preferred Investor and the holders of the Ordinary Shares, the amount equal to 100% of the Series A-2 Issue Price, plus all declared but unpaid dividends on such Series A-2 Preferred Share (collectively, the “Series A-2 Preference Amount”).

(e)                                  After the payment in full of the Series A-2 Preference Amount pursuant to Section 8.01(d) above, the Series A-1 Preferred Investor shall be entitled to receive for each Series A-1 Preferred Share held by such Investor, prior and in preference to any distribution of any assets or funds of the Company to the holders of the Ordinary Shares, the amount equal to 100% of the Series A-1 Issue Price, plus all declared but unpaid dividends on such Series A-1 Preferred Share (collectively, the “Series A-1 Preference Amount”).

(f)                                   If there are any assets or funds remaining after the Series C-1 Preference Amount, the Series B-1 Preference Amount, the Series B-4 Preference Amount, the Series B-3 Preference Amount, the Series B-2 Preference Amount, the Series A-2 Preference Amount and the Series A-1 Preference Amount have been distributed or paid in full to the applicable Preferred Investors pursuant to Section 8.01(a), 8.01(b), 8.01(c), 8.01(d) and 8.01(e) above, then the remaining assets and funds of the Company available for distribution to the Shareholders shall be distributed ratably among all Shareholders according to the relative number of Shares held by such Shareholder on an as-converted basis.

Section 8.02. Procedure. Unless otherwise approved in writing by the holders of Preferred Shares representing more than two thirds (2/3) of the voting power of the outstanding Preferred Shares (voting together as a single class and on an as converted basis), each Shareholder shall, and shall cause each Director designated by such Shareholder (if any) to, take all actions and execute all documents necessary to effect the dissolution and liquidation of the Company within three (3) months upon the occurrence of any Liquidation Event or Deemed Liquidation Event, and distribute the assets and funds of the Company legally available for distribution to the Shareholders in accordance with Section 8.01.

ARTICLE 9

CERTAIN COVENANTS AND AGREEMENTS

Section 9.01. Confidentiality. (a) Each Shareholder agrees that Confidential Information furnished and to be furnished to it has been and may in the future be made available in connection with such Shareholder’s investment in the Company. Each Shareholder agrees that it shall use, and that it shall cause any Person to whom Confidential Information is disclosed pursuant to clause (i) below to use, the Confidential Information only in connection with its investment in the Company and not for any other purpose (including to disadvantage competitively the Company, any of its Affiliate(s) or any other Shareholder). Each Shareholder further acknowledges and agrees that it shall not disclose any Confidential Information to any Person, except that Confidential Information may be disclosed:

(i)                         to such Shareholder’s Representatives in the normal course of the performance of their duties or to any financial institution providing credit to such Shareholder, provided that such Shareholder’s Representatives or such financial institution are advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement consistent with the provisions hereof;

(ii)                        to the extent required by any Applicable Law (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject; provided that such Shareholder agrees to give the Company prompt notice of such request(s), to the extent practicable, so that the Company may seek an appropriate protective order or similar relief (and the Shareholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such Applicable Law));

(iii)                           to any Person to whom such Shareholder is contemplating a Transfer of its Company Securities, provided that such Transfer would not be in violation of the provisions of this Agreement and such potential transferee is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement consistent with the provisions hereof;

(iv)                          to any regulatory authority to which the Shareholder or any of its Affiliate(s) is subject, provided that such authority is advised of the confidential nature of such information;

(v)                       to the extent related to the tax treatment and tax structure of the transactions contemplated by this Agreement (including all materials of any kind, such as opinions or other tax analyses that the Company, its Affiliate(s) or its Representatives have provided to such Shareholder relating to such tax treatment and tax structure), provided that the foregoing does not constitute an authorization to disclose the identity of any existing or future party to the transactions contemplated by this Agreement or their Affiliate(s) or Representatives, or, except to the extent relating to such tax structure or tax treatment, any specific pricing terms or commercial or financial information; or

(vi)                          if the prior written consent of the Board shall have been obtained.

(b)                       “Confidential Information” means any information concerning the Group Companies or the financial condition, business, operations or prospects of the Group Companies in the possession of or furnished to any Shareholder (including by virtue of its present or former right to designate a director of the Company); provided that the term “Confidential Information” does not include information that (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its directors, officers, employees, stockholders, members, partners, agents, counsel, investment advisers or other representatives (all such persons being collectively referred to as “Representatives”) in violation of this Agreement, (ii) was available to such Shareholder on a non-confidential basis prior to its disclosure to such Shareholder or its Representatives by the Company, (iii) becomes available to such Shareholder on a non-confidential basis from a source other than the Company after the disclosure of such information to such Shareholder or its Representatives by the Company, which source is (at the time of receipt of the relevant information) not, to the best of such Shareholder’s knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person or (iv) is independently developed by such Shareholder without violating any confidentiality agreement with, or other obligation of secrecy to, the Company.

Section 9.02. Non-Competition and Non-Solicitation. (a) Each of the Founder and the Co-Founder undertakes and covenants to the Preferred Investors that, commencing from the date of this Agreement until two (2) years after the latest date on which he ceases to be an employee, a Shareholder (direct or indirect) or a Director of the Company, he shall not, either on his own account or through any of his Affiliate(s) or in conjunction with or on behalf of any other Person, directly or indirectly, (i) be engaged with or employed by, invest in any manner in, or carry out any business with any Company Competitor, whether as a shareholder, beneficial owner, director, employee, creditor, director, officer, employee, agent, distributor, supplier or otherwise (provided, however, that the foregoing restrictions shall not prohibit the Founder or the Co-Founder from acquiring less than one percent (1%) of the outstanding share capital of any Company Competitor whose Equity Securities are listed for trading on a securities exchange), (ii) provide advice or consultancy services in any manner to any Competitor, (iii) enter into any arrangement, agreement, or make any undertaking that may limit or prejudice the principal business of the Company, (iv) employ, solicit or entice away or attempt to employ, solicit or entice away any employee from the Company, or otherwise cause such employee to be hired by any Competitor, (v) solicit or entice away or attempt to solicit or entice away from the Company, any Person that is a customer, client, representative, agent, distributor or supplier of the Company on behalf of any Company Competitor or its Affiliate(s), or (vi) use the name of any Group Company or any substantially similar name of any Group Company in such a way that may be confused with the name of such Group Company.

(b)                                 Each of the Founder and the Co-Founder undertakes and covenants to the Preferred Investors that he will use all reasonable efforts to procure that all of the Key Employee(s) of the Company will comply with the provisions of this Section 9.02.

(c)                                  Each of the Founder and the Co-Founder undertakes and covenants to the Preferred Investors that, during his employment by the Company and until one (1) years after the latest date on which he ceases to be an employee, a Shareholder (direct or indirect) or a Director of the Company, all the intellectual property developed by him in relation to the Company shall be exclusively owned by the Company.

Section 9.03. Books and Records. (a) Each Group Company shall, and all Shareholders shall use its reasonable best efforts to cause each Group Company to, keep proper books of records, in which full and correct entries shall be made of all financial transactions and the assets and business of such Group Company.

(b)                                 Each Group Company shall give each of the Shareholders, their respective counsel, auditors and other authorized representatives full access to its offices, internal whistleblowers, properties, books and records, compliance training logs and investigation records and instruct its employees, counsel, auditor and other advisors to cooperate with the Shareholders in their investigation of the Group Companies to the extent that such investigation does not materially interfere with the normal business operations of any of such Group Company.

ARTICLE 10

REGISTRATION RIGHTS

Section 10.01. Demand Registration. (a) If at any time following the earlier of (x) one hundred and eighty (180) days after the effective date of the registration statement for a Public Offering and (y) the expiration of the period during which the managing underwriters for such Public Offering shall prohibit the Company from effecting any other public sale or distribution of Registrable Securities, the Company shall receive a request from any Investor (the “Requesting Shareholder”) that the Company effect the registration under the Securities Act of all or any portion of such Requesting Shareholder’s Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give notice of such requested registration (each such request, a “Demand Registration”) at least twenty five (25) Business Days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Shareholders and thereupon shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

(i)                                     all Registrable Securities for which the Requesting Shareholder has requested registration under this Section 10.01; and

(ii)                                     subject to the restrictions set forth in Section 10.01(e) and Section 10.02, all other Registrable Securities of the same class as those requested to be registered by the Requesting Shareholder that any Shareholders with rights to request registration under Section 10.01 (all such Shareholders, together with the Requesting Shareholders, and any Shareholders participating in a Piggyback Registration pursuant to Section 10.02, the “Registering Shareholders”) have requested the Company to register by request received by the Company within twenty (20) Business Days after such Shareholders receive the Company’s notice of the Demand Registration;

all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that, subject to Section 10.01(d), the Company shall not be obligated to effect more than three (3) Demand Registrations for each Investor, other than Demand Registration to be effected pursuant to a Registration Statement on Form F-3, for which an unlimited number of Demand Registrations shall be permitted. In no event shall the Company be required to effect more than one Demand Registration hereunder within any six-month period.

(b)                                 Promptly after the expiration of the 20-Business Day-period referred to in Section 10.01(a)(ii), the Company will notify all Registering Shareholders of the identities of the other Registering Shareholders and the number of shares of Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, the Requesting Shareholders may revoke such request, without liability to any of the other Registering Shareholders, by providing a notice to the Company revoking such request.

(c)                                  The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Registration is effected.

(d)                                 A Demand Registration shall not be deemed to have occurred:

(i)                                     unless the registration statement relating thereto (1) has become effective under the Securities Act and (2) has remained effective for a period of at least one hundred and eighty (180) days (or such shorter period in which all Registrable Securities of the Registering Shareholders included in such registration have actually been sold thereunder); provided that such registration statement shall not be considered a Demand Registration if, after such registration statement becomes effective, (1) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2) less than fifty percent (50%) of the Registrable Securities included in such registration statement have been sold thereunder; or

(ii)                                     if the Maximum Offering Size is reduced in accordance with Section 10.01(e) such that less than fifty percent (50%) of the Registrable Securities of the Requesting Shareholders sought to be included in such registration are included.

(e)                                  If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Company and the Requesting Shareholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

(i)                                     first, all Registrable Securities requested to be registered by the Requesting Shareholders;

(ii)                                     second, all Registrable Securities requested to be included in such registration by any other Registering Shareholder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Shareholders on the basis of the relative number of Registrable Securities so requested to be included in such registration by each such Shareholder); and

(iii)                                      third, any securities proposed to be registered by any other Persons (including the Company), with such priorities among them as the Company shall reasonably determine.

(f)                                   Upon notice to each Requesting Shareholder, the Company may postpone effecting a registration pursuant to this Section 10.01 on one occasion during any period of twelve (12) consecutive months for a reasonable time specified in the notice but not exceeding ninety (90) days (which period may not be extended or renewed) (“Deferral Period”), if (i) an investment banking firm of recognized national standing shall advise the Company and the Requesting Shareholders in writing (which writing shall be provided to each Requesting Shareholder) that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced, provided that the Company is actively employing in good faith all reasonable efforts to complete such offering of securities, or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company, with respect to this subsection (ii), provided that the Company shall furnish to each of the Requesting Shareholders a certificate signed by an authorized senior officer of the Company stating on behalf of the Company that in the good faith judgment of the Company, the Company is in possession of material non-public information and the disclosure of which would not be in the best interests of the Company at the specified time. The Company shall not register any securities for the account of itself or for any other Shareholder during such ninety (90) day Deferral Period. For clarification only, a demand right shall not be deemed to have been exercised until such deferred registration shall have been effected.

(g)                                  At any time following the consummation of the initial Public Offering and when the Company is eligible to use a Form F-3 registration statement, each Investor may request the Company in writing to file an unlimited number of Registration Statements on Form F-3 (or any successor form to Form F-3, or any comparable form for Registration in a jurisdiction other than the United States) for a public offering of Registrable Securities for which the Company is entitled to use Form F-3 or a comparable form to register the requested Registrable Securities. Upon receipt of such a request the Company shall (i) promptly give written notice of the proposed registration to all other Shareholders and (ii) as soon as practicable, and in any event within ninety (90) days of the receipt of such request, cause the Registrable Securities specified in the request to be registered and qualified for sale and distribution in such jurisdictions as such Investor may reasonably request. Each Investor may at any time, and from time to time, require the Company to effect the registration of Registrable Securities under this (g).

Section 10.02. Piggyback Registration. (a) If at any time following an initial Public Offering the Company proposes to register any Company Securities under the Securities Act (other than a registration relating to Company Securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person), whether or not for sale for its own account, the Company shall each such time give prompt notice at least twenty five (25) Business Days prior to the anticipated filing date of the registration statement relating to such registration to each Shareholder, which notice shall set forth such Shareholder’s rights under this Section 10.02 and shall offer such Shareholder the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as each such Shareholder may request (a “Piggyback Registration”), subject to the provisions of Section 10.02(b). Upon the request of any such Shareholder made within twenty (20) Business Days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by such Shareholder), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by all such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten Public Offering, all such Shareholders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected as provided in Section 10.03(f) on the same terms and conditions as apply to the Company or the Requesting Shareholders, as applicable, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this Section 10.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, provided that the Shareholders shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement(s) as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. No registration effected under this Section 10.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 10.01. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b)                                 If a Piggyback Registration involves an underwritten Public Offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 10.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and such Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:

(i)                               first, so much of the Registrable Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;

(ii)                                 second, all Registrable Securities requested by the Requesting Shareholder to be included in such registration by any Requesting Shareholders pursuant to Section 10.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Requesting Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration by each); and

(iii)                                third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

Section 10.03. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 10.01 or 10.02 subject to the provisions of such Sections, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

(a)                                 The Company shall as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than one hundred and eighty (180) days, or in the case of a shelf registration statement, one (1) year (or such shorter period in which all of the Registrable Securities of the Shareholders included in such registration statement shall have actually been sold thereunder).

(b)                                 Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each participating Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Shareholder and the Company shall use its reasonable best efforts to comply with such request; provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)                                  After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Shareholders thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d)                                 The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Shareholder holding such Registrable Securities reasonably (in light of such Shareholder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 10.03(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(e)                                  The Company shall immediately notify each Registering Shareholder holding such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

(f)                                   In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(g)                                  Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by any Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 10.03 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its Affiliate(s) as the basis for any market transactions in the Registrable Securities unless and until such information is made generally available to the public. Each Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

(h)                                 The Company shall furnish to each Registering Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such Registering Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor requests.

(i)                                     The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, applicable stock exchange(s) and/or government/industry/other regulatory authorities.

(j)                                    The Company may require each Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be required to timely effect such registration.

(k)                                 Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 10.03(e), such Shareholder shall forthwith suspend disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 10.03(e), and, if so directed by the Company, such Shareholder shall deliver to the Company all copies, other than any permanent file copies then in such Shareholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 10.03(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 10.03(e) to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 10.03(e).

(l)                               The Company shall use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities or similar securities issued by the Company are then listed or traded.

(m)                             The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(n)                             The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

Section 10.04. Participation in Public Offering. No Shareholder may participate in any Public Offering hereunder unless such Shareholder (a) agrees to sell such Shareholder’s Registrable Securities on the basis provided in any customary underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

Section 10.05. Cooperation by the Company. If any Shareholder shall transfer any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request, including but not limited to (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.

With a view to making available to the Shareholders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form F-3, after such time as a public market exists for the Ordinary Shares, the Company agrees to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

Section 10.06. No Registration Rights to Third Parties. Prior to the consummation of an IPO, without the prior written consents of the holders of the Preferred Shares representing at least two-thirds (2/3) of the voting power of the then outstanding Preferred Shares (voting together as a single class and on an as converted basis), the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any Person any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Article III, or otherwise) relating to any securities of the Company which are senior to, or on a parity with, those granted to the Shareholders of Registrable Securities (except for those registration rights granted to Shareholders under this Article). In any event, if the Company grants to any holder of the Company’s security any registration right of any nature that are superior to the rights of the holders of the Preferred Shares, as determined in good faith by the Board (including the consent of all the Investor Directors), the Company shall grant such superior registration right to the holders of each of the Preferred Shares as well.

Section 10.07. Assignment. The registration rights under this Article may be transferred or assigned by a holder of Preferred Shares to a transferee who acquires any of the Preferred Shares.

Section 10.08. Applicability of Rights. If the Public Offering will not be conducted in the United States of America, each Investor shall be entitled to reasonably analogous or equivalent rights with respect to any other offering of the Company Securities in any other jurisdiction in which the Company undertakes a Public Offering.

ARTICLE 11

MISCELLANEOUS

Section 11.01. Binding Effect; Assignability; Benefit. (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any Shareholder that ceases to own beneficially any Company Securities shall cease to be bound by the terms hereof (other than (i) the provisions of Article 10 applicable to such Shareholder with respect to any offering of Registrable Securities completed before the date such Shareholder ceased to own any Company Securities and (ii) Section 9.01 and Article 11).

(b)                                 Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that any Person acquiring Company Securities that is required or permitted by the terms of this Agreement or any employment agreement or share purchase, option, share option or other compensation plan of the Company or any other Group Company to become a party hereto shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and shall thenceforth be a “Shareholder”.

(c)                                  Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 11.02. Notices.  (a) All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be given personally or by sending it by courier service, fax or similar means to the address of the relevant Party as shown on Schedule IV attached hereto (or to such other address as such Party may designate by 15 days’ advance written notice to the other Parties given in accordance with this Section). A notice shall be conclusively deemed to have been duly served (i) when hand delivered to another Party, upon delivery at the address of such Party; (ii) when sent by facsimile at the number of another Party, upon receipt of confirmation of error-free transmission; (iii) five (5) Business Days after deposit in the mail as air mail or certified mail, receipt requested, postage prepaid and addressed to another Party; or (iv) three (3) Business Days after deposit with an next-day courier service, postage prepaid, addressed to another Party with next-day delivery guaranteed, provided that the sending Party receives a confirmation of delivery from the courier service provider.

(b)                                 Each Party making a communication hereunder shall promptly confirm by telephone or e-mail to the Party to whom such communication was addressed but the absence of such confirmation shall not affect the validity of any such communication.

Section 11.03. Waiver; Amendment; Termination. (a) No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by each party hereto. In addition, any party may waive any provision of this Agreement with respect to itself by an instrument in writing executed by the party against whom the waiver is to be effective.

(b)                                 Other than Section 9.01 and Article 11, this Agreement shall terminate upon the earlier to occur of (i) the mutual consent of the Parties hereto and (ii) with respect to any Shareholder, the date upon which such Shareholder and its Affiliate(s) cease to hold any Company Securities. The provisions of Article 2, 3, 4, 5, 6, 7, 8 and Section 10.06 shall terminate upon the consummation of an IPO of the Company. If this Agreement terminates, the Parties shall be released from their obligations under this Agreement, except in respect of any obligation stated, explicitly or otherwise, to continue to exist after the termination of this Agreement.

Section 11.04. Governing Law. This Agreement shall be governed by and construed under the laws of Hong Kong, without regard to principles of conflict of laws thereunder.

Section 11.05. Dispute Resolution. (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof (each, a “Dispute”) shall be resolved through amicable negotiation among the Parties. Such negotiation shall begin immediately after any Party delivers to the other Parties a written notice specifying the nature of the Dispute and requesting for negotiation. If the Dispute is not resolved within sixty (60) days following the date on which such notice is sent, such Dispute shall be referred to and be finally settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) then in force upon the demand of either Party to the Dispute with notice to the other.

(b)                                 There shall be three (3) arbitrators, of whom one (1) arbitrator shall be appointed by the claiming party(ies), one (1) arbitrator appointed by the responding party(ies), and the third arbitrator shall be appointed by the two (2) arbitrators designated by the parties. If a party(ies) fails to designate an arbitrator within thirty (30) days after designation of an arbitrator by the other party(ies), the second arbitrator shall be appointed by the HKIAC Council. If the two (2) arbitrators designated by the parties are unable to agree upon a third arbitrator within thirty (30) days after the first two (2) arbitrators are appointed, the third arbitrator shall be appointed by the HKIAC Council.

(c)                                  The arbitral proceedings shall be conducted in English. To the extent that the HKIAC Rules are in conflict with the provisions of this Section, including the provisions concerning the appointment of the arbitrators, the provisions of this Section shall prevail.

(d)                                 Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party.

(e)                                  The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(f)                                   The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Applicable Laws of Hong Kong (without regard to principles of conflict of laws thereunder) and shall not apply any other substantive Applicable Laws.

(g)                                  Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(h)                                 During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

(i)                                     Notwithstanding the foregoing in this Section 11.05, the Parties agree that each Party shall have the right, without posting any bond, to seek preliminary injunction, temporary restraining order or other temporary relief from any court of competent jurisdiction.

Section 11.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.

Section 11.07. Entire Agreement. This Agreement, together with all schedules and exhibits hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and supersede all other agreements between or among any of the parties with respect to the subject matters hereof and thereof.

Section 11.08. Severability. If any term, provision, covenant or restriction of this Agreement is held by the HKIAC, a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.09. Several Liability. The parties hereto acknowledge that any obligation or liability of each Investor hereunder shall be several and not joint and several.

Section 11.10. Specific Enforcement. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.11. Existing Onshore Transaction Documents. The parties hereto agree that upon the entering into of this Agreement, the existing onshore transaction documents (including all the documents setting forth the direct or indirect shareholders rights in the Domestic Company) shall automatically terminate. The parties hereto further agree that upon or prior to the occurrence of the following material events: (i) the Company proposes to terminate any proposed IPO; (ii) the Company has not completed an IPO, or a Trade Sale approved in writing by the Investors, on or prior to September 30, 2020; (iii) any substantial changes are proposed to the onshore and offshore structure of the Group (including without limitation unwinding the variable interest entities structure); and (iv) the scope or nature of the Group’s business, or the financial conditions of the Group are expected to change materially, the Company shall take all actions necessary to increase the number of the Directors in order that each of Beijing Jiuhe, China Prosperity and Tianhong shall be entitled to appoint one (1) Director, respectively. The Directors thus appointed by each of China Prosperity and Tianhong shall have the same rights as the Investor Directors provided in Sections 2.01-2.06. In the event of unwinding of the variable interest entities structure of the Group, the direct or indirect shareholders rights (including the right to appoint directors) in the Domestic Company as set forth in the existing onshore transaction documents of all parties thereto shall be restored. The aforementioned material events, to the extent within the discretion of the Board, shall be duly approved by the Board comprising the Directors appointed by each of China Prosperity and Tianhong pursuant to this Section. Notwithstanding the foregoing, the Parties hereby agree that, despite any provision as set forth in the existing onshore transaction documents, any obligation and liability of the Founder to any Party hereto under the existing onshore transaction documents for the Domestic Company shall not exceed the scope of his obligations and liabilities as provided in this Agreement (the “Effective Liabilities”). The Parties hereby agree to waive any obligation or liability of such Founder exceeding the Effective Liabilities.

Section 11.12. Most Favored Nations. the Series C-1 Investors shall be automatically granted any rights, preferences, privileges and other conditions with respect to the dividend rights and redemption rights that are granted by the Company to other investors in any future financing by or through whatever means including without limitation subscribing for the new Shares and that are superior or more favorable to the dividend rights and the redemption rights granted to the Series C-1 Investors in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

36Kr Holdings Inc.

By:	/s/ Liu Chengcheng
	Name:	LIU CHENGCHENG
	Title:	Director

36Kr Holding Limited

By:	/s/ Liu Chengcheng
	Name:	LIU CHENGCHENG
	Title:	Director

36Kr Holdings (HK) Limited

By:	/s/ Liu Chengcheng
	Name:	LIU CHENGCHENG
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

36Kr Global Holding (HK) Limited

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
	Title:	Director

Beijing Duoke Information Technology Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Beijing Dian Qier Creative Interactive Media Culture Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
	Title:	Director

Tianjin Thirty-six Hearts Technology Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Beijing Dake Information Technology Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
Title:

Tianjin Duoke Investment Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
Title:

Tianjin Dake Information Technology Co., Ltd.

By:	/s/ Feng Dagang
	Name:	FENG DAGANG
Title:

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Zhejiang Pinxin Technology Co., Ltd.

By:	/s/ Lan Hao
	Name:	LAN HAO
	Title:	Director

Hangzhou Pinxin Acceleration Technology Co., Ltd.

By:	/s/ Lan Hao
	Name:	LAN HAO
	Title:	Director

Sichuan Thirty-six Ke Technology Co., Ltd.

By:	/s/ Lan Hao
	Name:	LAN HAO
	Title:	Director

Jiangsu Kuaike Technology Co., Ltd.

By:	/s/ Lan Hao
	Name:	LAN HAO
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

/s/ Dagang Feng
Dagang Feng

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

M36 Investment Limited

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Neo TH Holdings Limited

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Themisclio Limited

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Beijing Zhanjin Management Consulting
Center (LLP)

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SPRIGHTKR CO. LIMITED

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Hongtu Capital Investment Limited

By:	/s/ Zhao Junhao
	Name:	Zhao Junhao
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Runzhi HK Limited

By:	/s/ ZHU Lin
	Name:	ZHU Lin
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Oasis Angel (HK) Limited

By:	/s/ HU Tangjun
	Name:	HU Tangjun
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

/s/ Chengcheng Liu
Chengcheng Liu

36KR HEROS HOLDING LIMITED

By:	/s/ Liu Chengcheng
	Name:	Liu Chengcheng
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Firefly Spring Ltd.

By:	/s/ Zhao Bin
	Name:	Zhao Bin
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HappyCAI Limited

By:	/s/ Cai Lingmei
	Name:	Cai Lingmei
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

API (Hong Kong) Investment Limited

By:	/s/ Yi Zhang
	Name:	Yi Zhang
	Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

China Prosperity Capital Alpha Limited

By:
	Name:	Hendrick Sin
	Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Nova Compass Investment Limited

By:	/s/ Low Kit Leong
	Name:	Low Kit Leong
	Title:	Director

[Signature Page to Shareholders Agreement of 36KR HOLDINGS INC.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Greentech Tianhom Investment Holding Limited

By:	/s/ Zhu Hong
	Name	Zhu Hong
	Title:	Director

[Signature Page to Shareholders Agreement]

SCHEDULE I

LIST OF GROUP COMPANIES

(1) 36Kr Holdings Inc.

(2) 36Kr Holding Limited

(3) 36Kr Holdings (HK) Limited

(4) 36Kr Global Holding (HK) Limited

(5) Beijing Duoke Information Technology Co., Ltd.

(6) Beijing Dian Qier Creative Interactive Media Culture Co., Ltd.

(7) Tianjin Thirty-six Hearts Technology Co., Ltd.

(8) Zhejiang Pinxin Technology Co., Ltd.

(9) Hangzhou Pinxin Acceleration Technology Co., Ltd.

(10) Sichuan Thirty-six Ke Technology Co., Ltd.

(11) Jiangsu Kuaike Technology Co., Ltd.

(12) Beijing Dake Information Technology Co., Ltd.

(13) Tianjin Duoke Investment Co., Ltd.

(14) Tianjin Dake Information Technology Co., Ltd.

Schedule I-1

SCHEDULE II

Name	Jurisdiction	Type of Shares	Number of Shares	Percentage
Founder Parties

36Kr Heros Holding Limited	British Virgin Islands	Ordinary Shares	58,749,000	5.8749%

Palopo Holding Limited	British Virgin Islands	Ordinary Shares	78,512,000	7.8512%

ESOP

ESOP (reserved)	/	Ordinary Shares	137,186,000	13.7186%

Part I - Ordinary Investors

BLACK ANT GROUP INVESTMENT CO., LIMITED	British Virgin Islands	Ordinary Shares	11,440,000	1.1440%

Firefly Spring Ltd.	British Virgin Islands	Ordinary Shares	5,463,000	0.5463%

Head& Shoulders Global Investment Limited	British Virgin Islands	Ordinary Shares	3,129,000	0.3129%

HappyCAI Limited	British Virgin Islands	Ordinary Shares	19,550,000	1.9550%

Part II - Series A-1 Investor

Beijing Jiuhe Yunqi Investment Center L.P.	PRC	Series A-1 Preferred Shares	65,307,000	6.5307%

Part III - Series A-2 Investor

Tembusu Limited	British Virgin Islands	Series A-2 Preferred Shares	101,261,000	10.1261%

Part IV - Series B-1 Investors

Neo TH Holdings Limited	British Virgin	Series B-1 Preferred	28,674,000	2.8674%

Schedule II-1

	Islands	Shares
Themisclio Limited	British Virgin Islands	Series B-1 Preferred Shares	7,168,000	0.7168%

M36 Investment Limited	British Virgin Islands	Series B-1 Preferred Shares	62,688,000	6.2688%

API (Hong Kong) Investment Limited	Hong Kong	Series B-1 Preferred Shares	151,772,000	15.1772%

Part V - Series B-2 Investors

Themisclio Limited	British Virgin Islands	Series B-2 Preferred Shares	14,593,000	1.4593%

Part VI - Series B-3 Investors

Beijing Zhanjin Management Consulting Center (LLP)	PRC	Series B-3 Preferred Shares	29,417,000	2.9417%

Beijing Yunli Hefeng Management Consulting Center (LLP)	PRC	Series B-3 Preferred Shares	26,688,000	2.6688%

Part VII - Series B-4 Investors

SPRIGHTKR CO. LIMITED	British Virgin Islands	Series B-4 Preferred Shares	14,606,000	1.4606%

Hongtu Capital Investment Limited	British Virgin Islands	Series B-4 Preferred Shares	6,376,000	0.6376%

Part VIII – Series C-1 Investors

Runzhi HK Limited	Hong Kong	Series C-1 Preferred Shares	18,320,000	1.8320%

Oasis Angel (HK) Limited	Hong Kong	Series C-1 Preferred Shares	2,617,000	0.2617%

Schedule II-2

Falcon Investment Holdings Limited	British Virgin Islands	Series C-1 Preferred Shares	19,628,000	1.9628%

China Prosperity Capital Alpha Limited	Samoa	Series C-1 Preferred Shares	58,884,000	5.8884%

Nova Compass Investment Limited	British Virgin Islands	Series C-1 Preferred Shares	19,628,000	1.9628%

Greentech Tianhong Investment Holding Limited	British Virgin Islands	Series C-1 Preferred Shares	36,639,000	3.6639%

Sparkle Roll Culture & Entertainment Development Ltd	Hong Kong	Series C-1 Preferred Shares	9,160,000	0.9160%

Part IX— Series C-2 Investors

China Prosperity Capital Alpha Limited	Samoa	Series C-2 Preferred Shares	12,545,000	1.2545%
Total			1,000,000,000	100.0000%

The above cap table is on a fully-diluted basis.

Schedule II-3

SCHEDULE III

LIST OF KEY EMPLOYEE(s)

Name	Position	PRC ID Number
Feng Dagang	Chief Executive Officer	132801197810243614
Liang Jihong	Chief Financial Officer	110107197302030369
Li Yang	Chief Content Officer	210402197611192941

Schedule III-1

SCHEDULE IV

ADDRESS FOR NOTICE

If to the Group Companies and the Founder Parties:

Address:	5/F, Tower A1, Junhao Central Park Plaza, No. 10 South Chaoyang
Park Avenue, Chaoyang District, Beijing, 100020, China
Tel	010-59974030
Email:	wangjingyu@36kr.com
Attention:	Wang Jingyu

If to the Ordinary Investors:

BLACK ANT GROUP INVESTMENT CO., LIMITED
Address:	Area C, 1/F, Innovation Tax-Free Park, Bing Lang Road, Futian
Tax-Free Area, Futian District, Shenzhen, China
Tel:	13088041693
Email:	LiQL@ghzy.com.hk
Attention:	Chen Feng

Firefly Spring Ltd.
Address:	6/F, 333 Songhu Road, Yangpu District, Shanghai, China
Tel:	+86-13600487192
Email:	zhaobin@agora.io
Attention:	Zhao Bing

Head& Shoulders Global Investment Limited
Address:	18/F, Three Exchange Square, 8 Connaught Place, Central, Hong
Kong
Tel:	(852) 92881488 / 86-13296105129
Email:	stanley@headandshoulders.com.hk
Attention:	Cai Zhaohui

HappyCAI Limited
Address:	No. 101, Unit 1, Building 14, No. 8 Shuian South Street, Chaoyang
District, Beijing
Tel:	+86-18618185999
Email:	ciciservice@126.com
Attention:	Cai Lingmei

Schedule IV-1

If to the Preferred Investors:

Runzhi HK Limited
Address:	1508, Gefei Center, 757 Mengzi Road, Huangpu District, Shanghai,
China
Tel:	021-5629 5805
Email:	wing@gobivc.com
Attention:	Wing

Oasis Angel (HK) Limited
Address:	906, Tower H, No. 5 Phoenix Landmark Plaza, Shuguang Xili,
Beijing, China
Tel:	86-10-8455-4115
Email:	wing@gobivc.com
Attention:	Wing

Falcon Investment Holdings Limited
Address:	Room 3016, 580 Nanjing West Road, Shanghai, China
Tel:	18918000960
Email:	yaoshun@falcon-e.com
Attention:	Hu Yaoshun

China Prosperity Capital Alpha Limited
Address:	10/F, Building 4, One Shangmeilin Zhuoyuecheng, Futian District,
Shenzhen, China
Tel:	155 0757 9439
Email:	hendrick@cpcfund.cn
Attention:	Handi Xian

Nova Compass Investment Limited
Address:	28/F, No. 369 Jiangsu Road, Changning District, Shanghai, China
Tel:	18621585219
Email:	linnan@focusmedia.cn
Attention:	Lin Nan

Greentech Tianhong Investment Holding Limited
Address:	1202, Tower B, Global Trade Center, No. 36 North Third Ring
Road, Dongcheng District, Beijing, China
Tel:	18510249488
Email:	wangxi@thfund.com.cn
Attention:	Wangxi

Sparkle Roll Culture & Entertainment Development Ltd

Address:	Bldg.13, Zizhu ShuYuan, 35 Zhongguancun SouthStreet, Haidian
District, Beijing 100107
Tel:	18911067311
Email:	sunweibo@600715sh.com
Attention:	Sun Weibo

Schedule IV-2

API (Hong Kong) Investment Limited
Address:	Ant Z Zone, 556 Xixi Road, Xihu District, Hangzhou, Zhejiang
province, China
Tel:	0571-81177977
Email:	jiasheng.zc@antfin.com
Attention:	Zhu Chao

M36 Investment Limited
Address:	2601, Tower 1, Taikang Financial Building, 38 East 3rd Ring North
Road, Chaoyang District, Beijing, China
Tel:	13488795407
Email:	michael.zuo@matrixpartners.com.cn;
zhuyan.li@matrixpartners.com.cn; notice@matrixpartners.com.cn
Attention:	Zuo Lingye / Li Zhuyan (黎竹岩)

Neo TH Holdings Limited
Address:	IVP, 107 Dongsi North Street, Dongcheng District, Beijing, China
Tel:	18588884980
Email:	teresaworkmail@gmail.com
Attention:	Huang Liming

Themisclio Limited
Address:	IVP, 107 Dongsi North Street, Dongcheng District, Beijing, China
Tel:	18588884980
Email:	teresaworkmail@gmail.com
Attention:	Qian Keming

Beijing Zhanjin Management Consulting Center (LLP)
Address:	Building 5, Zinlin Hotel, No. 110 Yanan Middle Road, Yunyan
District, Guiyang, Guizhou Province, China
Tel:	18212079539
Email:	879646856@qq.com
Attention:	Zeng Fanqin

Beijing Yunli Hefeng Management Consulting Center (LLP)
Address:	609B, 6th Floor, Jin Bao Plaza, 89 Jun Bao Street, Dongcheng
District, Beijing, China
Tel:	18513996079
Email:	fangcz@cvfund.cn
Attention:	Ricky Fang

SPRIGHTKR CO. LIMITED
Address:	1501, Tower E2, Oriental Plaza, 1 East Chang An Street,
Dongcheng District, Beijing, China
Tel:	13910336166
Email:	zhangliyuan@sprightgroup.com
Attention:	Zhang Liyuan

Schedule IV-3

Hongtu Capital Investment Limited
Address:	13/F, No. 8 Yin Cheng Middle Road, Pudong New Area, Shanghai,
China
Tel:	13816845606
Email:	zhaojunhao@hisengroup.com.cn
Attention:	Zhao Junhao

Tembusu Limited
Address:	Room 110, No. 20 You Dian Xin Cun, Xihu District, Hangzhou,
China
Tel:	13488795407
Email:	michael.zuo@matrixpartners.com.cn;
zhuyan.li@matrixpartners.com.cn; notice@matrixpartners.com.cn
Attention:	Zuo Lingye / Li Zhuyan (黎竹岩)

Beijing Jiuhe Yunqi Investment Center L.P.
Address:	Room 530, 5/F, Danling Soho, No. 6 Danlin Road, Haidian District,
Beijing, China
Tel:
Email:	zhangshaoyu@unityvc.com
Attention:	Zhang Shaoyu

Schedule IV-4

EXHIBIT A

JOINDER TO SHAREHOLDERS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Shareholders Agreement dated as of      , 20   (as amended, amended and restated or otherwise modified from time to time, the “Shareholders Agreement”) among 36Kr Holdings Inc., an exempted company organized under the Laws of the Cayman Islands, and the other parties thereto, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of a “Shareholder” thereunder as if it had executed the Shareholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:	,

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

Exhibit A-1